As filed with the Securities and Exchange Commission on April 23, 1997

                                             Registration No. 33-63900
--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                            -----------------------

                                    FORM S-6
                       Post-Effective Amendment No. 4 to
                          Registration Statement Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                             (Exact name of trust)

                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                              (Name of depositor)

                               JOHN HANCOCK PLACE
                          BOSTON, MASSACHUSETTS 02117
         (Complete address of depositor's principal executive offices)

                              --------------------

                            RONALD J. BOCAGE, ESQ.
                   JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY
                       JOHN HANCOCK PLACE, BOSTON, 02117
                (Name and complete address of agent for service)

                              --------------------

                                    Copy to:
                              GARY O. COHEN, ESQ.
                        Freedman, Levy, Kroll & Simonds
                         1050 Connecticut Avenue, N.W.
                            Washington, D.C.  20036

                              --------------------

It is proposed that this filing become effective(check appropriate box)

 / /immediately upon filing pursuant to paragraph (b) of Rule 485
 --
 /X/on May 1, 1997 pursuant to paragraph (b) of Rule 485
 --
 / /60 days after filing pursuant to paragraph (a)(1) of Rule 485
 --
 / /on (date) pursuant to paragraph (a)(1) of Rule 485
 --

If appropriate check the following box

  /_/this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities being offered and filed its Notice for fiscal year 1996 pursuant to Rule 24f-2 on February 26, 1997.

                             CROSS-REFERENCE TABLE


Form N-8B-2 Item                 Caption in Prospectus
----------------                 ---------------------

1, 2                             Cover, The Account and The Series
                                 Fund, John Hancock

3                                Inapplicable

4                                Cover, Distribution of Policies

5,6                              The Account and The Series Fund,
                                 State Regulation

7, 8, 9                          Inapplicable

10(a),(b),(c),(d),(e)            Principal Policy Provisions

10(f)                            Voting Privileges

10(g),(h)                        Changes in Applicable
                                 Law--Funding and Otherwise

10(i)                            Appendix--Other Policy
                                 Provisions, The Account and The
                                 Series Fund

11, 12                           Summary, The Account and The Series
                                 Fund, Distribution of Policies

13                               Charges and expenses,
                                 Appendix--Illustration of Death
                                 Benefits, Surrender Values and
                                 Accumulated Premiums

14, 15                           Summary, Distribution of
                                 Policies, Premiums

16                               The Account and The Series Fund

17                               Summary of Policies, Principal
                                 Policy Provisions

18                               The Account and The Series Fund,
                                 Tax Considerations

19                               Reports

20                               Changes in Applicable
                                 Law--Funding and Otherwise

21                               Principal Policy Provisions

22                               Principal Policy Provisions

23                               Distribution of Policies

24                               Not Applicable

25                               John Hancock

26                               Charges  and Expenses

27,28,29,30                      John Hancock, Management

31,32,33,34                      Not Applicable

35                               John Hancock

37                               Not Applicable

38,39,40,41(a)                   Distribution of Policies,
                                 John Hancock,
                                 Charges and Expenses

42                               Management

43                               Not Applicable

44                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Cash Values and
                                 Accumulated Premiums

45                               Not Applicable

46                               The Account and The Series Fund,
                                 Principal Policy Provisions,
                                 Appendix--Illustration of Death
                                 Benefits, Cash Values and
                                 Accumulated Premiums

47                               Not Applicable

48,49,50                         Not Applicable

51                               Principal Policy Provisions,
                                 Appendix--Other Policy Provisions
52                               The Account and The Series Funds,
                                 Changes in Applicable
                                 Law--Funding and Otherwise

53,54,55                         Not Applicable

56,57,58,59                      Not Applicable

FCC0189.DOC

                      [LOGO OF JOHN HANCOCK APPEARS HERE]
                                  Mutual Life
                               Insurance Company
                                         (John Hancock)

                ANNUAL PREMIUM VARIABLE LIFE INSURANCE POLICIES
            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                            John Hancock Place

                       Boston, Massachusetts 02117

                      JOHN HANCOCK SERVICING OFFICE:

                               P.O. Box 111

                       Boston, Massachusetts 02117


                  TELEPHONE 1-800-REAL LIFE (1-800-732-5543)
                               FAX 617-572-5410

                          PROSPECTUS MAY 1, 1997

  The annual premium variable life Policies described in this prospectus can be funded, at the discretion of the Owner, by one or more of seven subaccounts of John Hancock Mutual Variable Life Insurance Account UV ("Account"). The assets of each subaccount will be invested in a corresponding Portfolio of John Hancock Variable Series Trust I ("Fund"), a "series" type mutual fund advised by John Hancock Mutual Life Insurance Company ("John Hancock").

  The prospectus for the Fund, which is attached to this Prospectus, describes the investment objectives, policies and risks of investing in a number of Portfolios of the Fund. Of these Portfolios, only the Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio and their corresponding subaccounts are available to Owners of the Policies described in this Prospectus.

  Replacing existing insurance with a Policy described in this prospectus may not be to your advantage.

       THIS PROSPECTUS SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ATTACHED TO A CURRENT PROSPECTUS FOR THE FUND.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

                                                                           Page
SUMMARY OF POLICIES.......................................................   1
JOHN HANCOCK..............................................................   5
THE ACCOUNT AND THE SERIES FUND...........................................   5
  The Account.............................................................   5
  The Series Fund.........................................................   6
PRINCIPAL POLICY PROVISIONS...............................................   7
  Death Benefit...........................................................   8
  Account Net Investment Rate (ANIR)......................................   9
  Annual Dividends........................................................   9
  Surrender Value.........................................................  10
  Loan Provision and Indebtedness.........................................  11
  Premiums................................................................  12
  Investment Option.......................................................  13
  Transfer Option.........................................................  13
  Default and Options on Lapse............................................  13
  Exchange of Policy During First 24 Months...............................  14
CHARGES AND EXPENSES......................................................  15
  Charges Deducted from Premiums..........................................  15
  Expenses Charged to Account.............................................  16
  Guarantee of Premiums and Certain Charges...............................  16
DISTRIBUTION OF POLICIES..................................................  17
TAX CONSIDERATIONS........................................................  18
  Policy Proceeds.........................................................  18
  Charge for John Hancock's Taxes.........................................  18
  Corporate and H.R. 10 Plans.............................................  18
MANAGEMENT................................................................  19
THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK.............  19
VOTING PRIVILEGES.........................................................  20
CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE..........................  20
REPORTS...................................................................  21
STATE REGULATION..........................................................  21
LEGAL MATTERS.............................................................  21
REGISTRATION STATEMENT....................................................  21
EXPERTS...................................................................  21
FINANCIAL STATEMENTS......................................................  21
APPENDIX--OTHER POLICY PROVISIONS.........................................  61
APPENDIX--ILLUSTRATION OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED
 PREMIUMS.................................................................  63

THE POLICY DESCRIBED HEREIN IS AVAILABLE ONLY IN NEW YORK. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY OTHER JURISDICTION. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

   THE PURPOSE OF THE POLICIES IS TO PROVIDE INSURANCE PROTECTION FOR THE BENEFICIARY NAMED IN THE POLICY.

   NO CLAIM IS MADE THAT THE POLICIES ARE IN ANY WAY SIMILAR OR COMPARABLE TO A SYSTEMATIC INVESTMENT PLAN OF A MUTUAL FUND.

                              SUMMARY OF POLICIES

WHAT ARE THE VARIABLE LIFE INSURANCE POLICIES BEING OFFERED?

  John Hancock issues variable life insurance policies in New York. The Policies described in this prospectus are fixed annual premium policies. John Hancock also issues other forms of variable life insurance policies. These other policies are offered by means of other prospectuses.

  As explained below, the death benefit under the Policies increases or decreases monthly; the cash value increases or decreases daily. The Policies, therefore, differ from ordinary fixed-benefit life insurance in the way they work. However, the Policies are the same as ordinary fixed-benefit life insurance in providing lifetime protection against economic loss resulting from the death of the person insured. So, the Policies are primarily insurance and not investments.

  The Policies work generally as follows: A fixed premium is made to John Hancock each year. John Hancock takes from the premium an amount for expenses. John Hancock then places the rest of the premium into one or more of the seven subaccounts of the Account that are currently available under the Policies. The owner of the policy (the "Owner") decides how much goes into each subaccount. The assets in each subaccount, other than assets attributable to policy loans, are invested in shares of the corresponding Portfolio of the Fund. The seven Portfolios currently available are Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio. During the year John Hancock takes charges from each subaccount and credits or charges each subaccount with its respective investment performance. Costs of insurance, which are deducted from each Policy's cash value, vary monthly with the attained age of the insured and with the Variable Sum Insured.

  The death benefit increases or decreases monthly depending on the investment experience of the subaccounts to which premiums are allocated. In general, if the net investment experience is more favorable than 4 1/2% per year, the death benefit will increase, and, if less than 4 1/2% per year, the death benefit will decrease. However, John Hancock guarantees that, regardless of the investment experience, the death benefit will never be less than the amount originally purchased. (This is called the Guaranteed Minimum Death Benefit.) The Owner, therefore, bears the investment risk for the amount above the Guaranteed Minimum Death Benefit, and John Hancock bears the investment risk for the Guaranteed Minimum Death Benefit.

  The Owner may surrender a Policy for its cash value (the "Policy Cash Value") at any time while the insured is living. The Policy Cash Value is initially the amount of the premium that John Hancock places in the Account, as explained above. The Policy Cash Value increases or decreases daily depending on the investment experience. However, John Hancock does not guarantee a minimum amount of Policy Cash Value. Therefore, the Owner bears the investment risk for the Policy Cash Value. If the Owner surrenders in the early policy years, the amount of Policy Cash Value would be low (as compared with the premiums accumulated with interest), and, consequently, the insurance protection provided prior to surrender would be costly.

  This Prospectus describes three types of Policies being offered by John
Hancock: a Variable Whole Life Policy, a Variable Whole Life P 50 Policy and a Variable Whole Life 100 Policy. The minimum death benefit that may be bought is $25,000 for the Whole Life Policy, $50,000 for the Whole Life P 50 Policy and $100,000 for the Whole Life 100 Policy. For the Whole Life Policy and the Whole Life P 50 Policy, all persons insured must meet certain health and other criteria called "underwriting standards." All persons insured under the Whole Life 100 Policy must meet "preferred risk" and non-smoking underwriting standards. All Policies may be issued on insureds between ages of 0 and 75. Discounts are available to insureds meeting non-smoking underwriting criteria.

WHAT IS THE AMOUNT OF THE PREMIUMS?

  Premiums are fixed and level and do not vary with the Account's investment experience. The amount of the premium depends on the type of Policy, the Policy's Initial Sum Insured, the insured's age, sex and smoking habits, and the frequency of premium payments. Premiums are payable annually or more frequently over the insured's lifetime. Additional premiums are charged for Policies in cases involving extra mortality risks and for additional insurance benefits. There is a 31-day grace period in which to make premium payments due after the first. (See "Premiums".)

WHAT IS JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV?

  The Account is a separate investment account of John Hancock, operated as a unit investment trust, which supports benefits payable under its variable life insurance policies. There are currently eighteen subaccounts within the Account, but only seven of those subaccounts are available to the Policies described in this Prospectus. Each is invested in a corresponding Portfolio of John Hancock Variable Series Trust I, a "series" type of mutual fund. The seven Portfolios of the Fund which are currently available are Growth & Income Portfolio, Sovereign Bond Portfolio, Money Market Portfolio, Large Cap Growth Portfolio, Managed Portfolio, Real Estate Equity Portfolio and International Equities Portfolio.

  The Fund pays John Hancock a fee for providing investment management services to each of its Portfolios. The Fund also pays for certain non-advisory Fund expenses. The figures in the following chart are expressed as a percentage of each Portfolio's average daily net assets. The figures reflect the investment management fees currently payable and the 1996 non-advisory expenses that would have been allocated to the Fund under the allocation rules currently in effect.

                                              Other   Total Fund   Other Fund
                                Investment     Fund   Operating  Expenses Absent
          Portfolio           Management Fee Expenses  Expenses  Reimbursement*
          ---------           -------------- -------- ---------- ---------------
Managed......................     0.34%       0.03%     0.37%          N/A
Growth & Income..............     0.25%       0.03%     0.28%          N/A
Large Cap Growth.............     0.40%       0.05%     0.45%          N/A
Real Estate Equity...........     0.60%       0.11%     0.71%          N/A
International Equities.......     0.60%       0.18%     0.78%          N/A
Sovereign Bond...............     0.25%       0.06%     0.31%          N/A
Money Market.................     0.25%       0.07%     0.32%          N/A

--------

* John Hancock reimburses a Portfolio when the Portfolio's Other Expenses exceed 0.25% of the Portfolio's average daily net assets.

  For a full description of the Fund, see the prospectus for the Fund attached to this Prospectus.

WHAT CHARGES ARE DEDUCTED FROM THE PREMIUM IN DETERMINING THE AMOUNT ALLOCATED TO THE SUBACCOUNTS?

  A modal net premium is allocated by John Hancock from its general account to one or more of the subaccounts on the premium due date. The modal net premium for each Policy year is the actuarial equivalent, for the premium payment interval in effect, of the basic annual premium for a standard or preferred mortality risk payable for such year, less the charges deducted for sales loads, state premium taxes, annual administrative expenses, contributions for dividends and risk charge ("modal net premium"). An additional deduction for administrative expenses in connection with the issuance of a Policy is made in the first Policy year. Additional premiums are charged for Policies where the insured is classified as a substandard mortality risk and a portion of these premiums may be allocated to the subaccounts from time to time to support the reserves for extra mortality risks. The additional premiums for extra mortality risks are determined such that the Policy Cash Value for a substandard risk policy is the same as for a comparable standard risk policy.

  The charges deducted from premiums are for administrative expenses ($50 in each Policy year plus a one-time charge the first Policy year of as much as $13 per $1,000 of initial guaranteed minimum death benefit), sales expenses (which during the first two Policy years shall not exceed 30% of the basic annual premium paid during the first Policy year plus 10% of the basic annual premium paid for the second Policy year and which, including sales expenses in the third and later Policy years, average up to 9% over 20 years), state premium taxes (2 1/2% of the basic annual premium), the risk that the death benefit payable will be the guaranteed minimum death benefit rather than a lesser amount (approximately 3% of the basic annual premium) and for dividends (approximately 5-9% of the basic annual premium). See "Charges Deducted from Premiums".

WHAT ARE THE OTHER CHARGES?

  Charges are made against each subaccount for the mortality and expense risks assumed by John Hancock (at an effective annual rate of .50% of the assets of the subaccount). The Policy Cash Value is charged monthly for the cost of insurance for the insured (at varying levels). See "Expenses Charged to Account".

HOW ARE AMOUNTS ALLOCATED TO EACH SUBACCOUNT?

  At issue and subsequently thereafter the Owner will have the option of deciding what percentage or amount of the reserves held for the Policy will be invested in the seven subaccounts. (See "Investment Option" and "Transfer Option".)

ARE DIVIDENDS PAID ON THE POLICIES?

  Beginning two or three years after issue, depending on the form of Policy purchased, John Hancock expects to pay dividends on each policy anniversary. (See "Annual Dividends".)

WHAT COMMISSIONS ARE PAID TO AGENTS?

  The Policies are sold through agents who are licensed by state authorities to sell John Hancock's insurance policies. Agent's commissions for the first Policy year do not exceed a maximum of 55% of the premiums paid. Commissions payable for later years are described under "Distribution of Policies". Sales expenses in any year are not equal to the deduction for sales load in that year. Rather, total sales expenses under the Policies are intended to be recovered over the lifetimes of the insureds covered by the Policies.

HOW DOES THE DEATH BENEFIT VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  The Death Benefit during the first policy month is equal to the Initial Sum Insured shown on the Policy at issue and thereafter will vary monthly depending on the subaccounts' rates of return after charges against the subaccounts' (the "Account Net Investment Rate"). In general, if the Account Net Investment Rate on an annual basis is greater than 4 1/2% the Death Benefit will increase and if less than 4 1/2% the Death Benefit will decrease (but never less than the Guaranteed Minimum Death Benefit.) (See "Death Benefit".)

HOW DOES THE POLICY CASH VALUE VARY IN RELATION TO THE SUBACCOUNTS' INVESTMENT EXPERIENCE?

  In general, the Policy Cash Value for any day equals the Policy Cash Value for the previous day, increased by any modal net premium placed in the subaccounts for the Policy and decreased by any charge for the cost of insurance for the insured, accumulated at the subaccounts' rates of return after charges against the subaccounts. The Policy Cash Value for substandard risk policies is the same as for comparable standard risk policies. (See "Surrender Value".)

WHAT IS THE LOAN PROVISION AND HOW DOES A LOAN AFFECT THE DEATH BENEFIT AND POLICY CASH VALUE?

  The Owner may obtain a Policy loan of up to 90% of the Policy Cash Value. Interest charged on any loan will accrue and compound daily either at an annual rate determined by John Hancock at the start of each Policy Year (Variable Loan Interest Rate) or, at the election of the Owner, at an effective annual rate of 8%. A loan plus accrued interest may be repaid at the discretion of the Owner in whole or in part in accordance with the terms of the Policy.

  While a loan is outstanding, the portion of the Policy Cash Value equal to the loan plus accrued interest is credited with the Policy Loan Rate (the Fixed or Variable Loan Interest Rate less an amount not exceeding 2%, assuming no taxes) rather than the subaccounts' net investment experience during such period. Therefore, the Death Benefit above the Guaranteed Minimum Death Benefit and the Policy Cash Value are permanently affected by any loan, whether or not it is repaid in whole or in part. Also, the amount of any outstanding loan plus accrued interest is subtracted from the Death Benefit or Policy Cash Value otherwise payable. (See "Loan Provision and Indebtedness".)

IS THERE A SHORT-TERM CANCELLATION RIGHT?

  The Owner may surrender this Policy by delivering or mailing it within 45 days after the date of Part A of the application, or within 10 days after receipt of the Policy by the Owner, or within 10 days after mailing by John Hancock of the Notice of Withdrawal Right, whichever is latest, to John Hancock at Boston, Massachusetts, or to the agent or agency office through which it was delivered. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Any premium paid on it will be refunded.

CAN A POLICY BE EXCHANGED FOR A FIXED BENEFIT LIFE INSURANCE POLICY?

  Within twenty four months after a Policy's issue date, the Policy may be exchanged without evidence of insurability for a fixed benefit policy on the life of the Insured having the same face amount as the Initial Sum Insured of the Policy. (See "Exchange of Policy During First 24 Months".)

ARE THE BENEFITS UNDER A POLICY SUBJECT TO FEDERAL INCOME TAX?

  There has been a determination by the Internal Revenue Service that death benefits payable under variable life insurance policies (which appear to be similar to those described in this Prospectus in all material respects) are excludable from the beneficiary's gross income for Federal tax purposes. It is also believed that an Owner will not be deemed to be in constructive receipt of the cash values of his or her Policy until its actual surrender. The benefits under Policies described in this Prospectus are expected to receive the same tax treatment under the Internal Revenue Code of 1986 as benefits under traditional fixed-benefit life insurance policies. (See "Tax Considerations".)

IS THERE A CHARGE AGAINST THE ACCOUNT FOR FEDERAL INCOME TAX?

  Currently no charge is made against any subaccount for Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to any subaccount or this class of Policies in future years, it reserves the right to make a charge. John Hancock expects that it will continue to be taxed as a life insurance company. (See "Charge for John Hancock's Taxes".)

                                 JOHN HANCOCK

  John Hancock, a mutual life insurance company, is authorized to transact a life insurance and annuity business in Massachusetts and all other states.

  John Hancock is a company chartered in Massachusetts in 1862. Its Home Office is at John Hancock Place, Boston, Massachusetts 02117. John Hancock's assets are approximately $59 billion.

                        THE ACCOUNT AND THE SERIES FUND

THE ACCOUNT

  The Account, a separate account established under Massachusetts law in 1993, meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act").

  The Account's assets are the property of John Hancock. Each Policy provides that the portion of the Account's assets equal to the reserves and other liabilities under the Policy shall not be chargeable with liabilities arising out of any other business John Hancock may conduct. In addition to the assets attributable to variable life policies, the Account's assets include assets derived from daily charges made by John Hancock and, possibly, funds previously contributed by John Hancock. From time to time these additional assets may be transferred in cash by John Hancock to its general account. Before making any such transfer, John Hancock will consider any possible adverse impact the transfer might have on any subaccount. Additional premiums are charged for Policies where the insured is classified as a substandard risk and a portion of these premiums may be allocated to one or more of the subaccounts from time to time to support the reserves for extra mortality risks.

  The Account is registered with the Securities and Exchange Commission (the "Commission") under the 1940 Act. Such registration does not involve the supervision by the Commission of the management or policies of the Account or John Hancock.

  There currently are eighteen subaccounts in the Account, but only seven of those subaccounts are available to Policies described in this Prospectus. The assets in each, apart from assets attributable to policy loans, are invested in a separate class of shares issued by the Fund, but the assets of one subaccount are not necessarily legally insulated from liabilities associated with another subaccount. New subaccounts may be added as new portfolios are added to the Fund and made available to Owners.

THE SERIES FUND

  The Fund is a "series" type of mutual fund registered with the Commission as an open-end diversified management investment company. The Fund serves as the investment medium for the Account and for other unit investment trust separate accounts established for other variable life insurance policies and for variable annuity contracts. (See the attached Fund prospectus for the description of a need to monitor for possible conflicts and other consequences.) A very brief summary of the investment objectives of the Portfolios available to the Account is set forth below.

 Growth & Income Portfolio

  The investment objective of this Portfolio is to achieve intermediate and long-term growth of capital, with income as a secondary consideration. This objective will be pursued by investments principally in common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer growth potential over both the intermediate and the long term.

 Sovereign Bond Portfolio

  The investment objective of this Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk, through investment primarily in a diversified portfolio of freely marketable debt securities. Total rate of return consists of current income, including interest and discount accruals, and capital appreciation.

 Money Market Portfolio

  The investment objective of this Portfolio is to provide maximum current income consistent with capital preservation and liquidity. It seeks to achieve this objective by investing in a managed portfolio of high quality money market instruments.

 Large Cap Growth Portfolio

  The investment objective of this Portfolio is to achieve above-average capital appreciation through the ownership of common stocks (and securities convertible into or with rights to purchase common stocks) of companies believed to offer above-average capital appreciation opportunities. Current income is not an objective of the Portfolio.

 Managed Portfolio

  The investment objective of this Portfolio is to achieve maximum long-term total return consistent with prudent investment risk. Investments will be made in common stocks, convertibles and other equity investments, in bonds and other fixed income securities and in money market instruments.

 Real Estate Equity Portfolio

  The investment objective of this Portfolio is to provide above-average income and long-term growth of capital by investment principally in equity securities of companies in the real estate and related industries.

 International Equities Portfolio

  The investment objective of this Portfolio is to achieve long-term growth of capital by investing primarily in foreign equity securities.

  John Hancock acts as the investment manager for the Fund. Its indirectly owned subsidiary, Independence Investment Associates, Inc., with its principal place of business at 53 State Street, Boston, MA 02109 provides sub-investment advice with respect to the Growth & Income, Large Cap Growth and Managed Portfolios. Independence Investment Associates, Inc., also provides sub-investment advice with respect to the Real Estate Equity Portfolio. Another indirectly owned subsidiary, John Hancock Advisers, Inc., located at 101 Huntington Avenue, Boston, MA 02199 and its subsidiary, John Hancock Advisers International, Limited, located at 34 Dover Street, London, England, provide sub-investment advice with respect to International Equities Portfolio and John Hancock Advisers, Inc. does likewise with respect to the Sovereign Bond Portfolio.

  John Hancock will purchase and redeem Fund shares for the Account at their net asset value without any sales or redemption charges. Shares of the Fund represent an interest in one of the Portfolios of the Fund which corresponds to the subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in Fund shares at their net asset value as of the dates paid. Any such distribution will result in a reduction in the value of the Fund shares of the Portfolio from which the distribution was made. The total net asset value of the Account will not change because of such distribution, however.

  On each Valuation Date, shares of each Portfolio are purchased or redeemed by John Hancock for each subaccount based on, among other things, the amount of modal net premiums allocated to the subaccount, dividends and distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at the net asset value per Fund share for each Portfolio determined on that same Valuation Date.

  A full description of the Fund, its investment objectives, policies and restrictions, its charges, expenses and all other aspects of its operation is contained in the attached prospectus and the statement of additional information referred to therein, which should be read together with this Prospectus.

                          PRINCIPAL POLICY PROVISIONS

  The discussions which follow under "Death Benefit", "Surrender Value" and "Loan Provision and Indebtedness" assume that premiums have been duly paid and, in the case of Death Benefit and Surrender Value that there has been no Policy loan. Benefits and values are affected if premiums are not paid or if a Policy loan is made. For the effect of a default in payment of premiums, see "Default and Options on Lapse", and of a loan, see "Loan Provision and Indebtedness". Determinations, applications, and payments may be deferred, see "Deferral of Determinations and Payments".

DEATH BENEFIT

  The Death Benefit will be an amount equal to the greater of the Initial Sum Insured and the Variable Sum Insured on the date of death of the insured. The Variable Sum Insured is an amount equal to the Initial Sum Insured at issue and thereafter is the amount of life insurance determined according to the Valuation Provisions of the Policy.

  Guaranteed Minimum Death Benefit. The Guaranteed Minimum Death Benefit is equal to the Initial Sum Insured on the date of issue of the Policy. John Hancock guarantees that, regardless of what the Account earns, the Death Benefit will never be less than the Guaranteed Minimum Death Benefit.

  Changes in Death Benefit. After the first policy month, the Death Benefit is determined once each policy month on the Monthly Date. (The Monthly Date is the first day of a policy month which day immediately follows a date which is a Valuation Date.) The Death Benefit remains level during the policy month following the determination. The Owner bears the investment risk that the Death Benefit could decrease on any Monthly Date (but not below the Guaranteed Minimum Death Benefit) and forgoes any increase in Death Benefit from favorable investment results until the next Monthly Date.

  Changes in the Death Benefit for each policy month are computed by a formula, filed with the insurance supervisory officials of the jurisdiction in which the Policy has been delivered or issued for delivery. Under the formula the difference between the applicable Account Net Investment Rate (ANIR) for each Valuation Period and the Policy's assumed annual rate of 4 1/2% is translated, on an actuarial basis, into a change in the Death Benefit.

  If the Death Benefit were equal to the Guaranteed Minimum Death Benefit for a policy month, it would increase above the Guaranteed Minimum Death Benefit on the next Monthly Date only if the applicable ANIR for the last policy month were sufficiently greater than a monthly rate equivalent to an annual rate of 4 1/2% to result in such an increase. If the ANIR was equivalent to an annual rate of less than 4 1/2% and the Death Benefit was greater than the Guaranteed Minimum Death Benefit, the Death Benefit would be reduced (but not below the Guaranteed Minimum Death Benefit). The percentage change in the Death Benefit is not the same as the Account Net Investment Rate.

  The changes in Death Benefit may be more readily understood by reference to the following examples.

  Using the Variable Whole Life P50 Policy (Age 25 years Male-Smoker) illustrated in this Prospectus and the 6% hypothetical gross annual investment return assumption (equivalent to an ANIR of 4.85%), the Death Benefit shown at the end of Policy year 5 would increase to the amount shown at the end of Policy year 6, as follows:

     Death Benefit at end of Policy year 5............... $62,736
     Increase in Death Benefit........................... $   322(.51% increase)
     Death Benefit at end of Policy year 6............... $63,058

  If, instead, the 0% hypothetical gross annual investment return assumption (equivalent to an ANIR of 1.09%) were used, the Death Benefit shown at the end of Policy year 5 would decrease to an amount at the end of Policy year 6 as follows:

     Death Benefit at end of Policy year 5.............. $62,736
     Decrease in Death Benefit.......................... $   298 (.48% decrease)
     Death Benefit at end of Policy year 6.............. $62,438

  In the case of a Death Benefit which was equal to the Guaranteed Minimum Death Benefit because the Variable Sum Insured was less than the Guaranteed Minimum Death Benefit, such Death Benefit would increase on a Monthly Date only if the ANIR for the last policy month was sufficiently greater than an equivalent annual rate of 4 1/2% to result in an increase sufficiently large to bring the Variable Sum Insured above the Guaranteed Minimum Death Benefit.

ACCOUNT NET INVESTMENT RATE (ANIR)

  The ANIR for each subaccount in which the Policy reserve is invested is determined separately for each Policy. The ANIR for a Valuation Period is determined as of the end of the Valuation Period as a weighted average of the Policy Loan Rate and the Account Equity Rate and reflects the Policy's indebtedness allocated to the subaccounts. In the absence of any indebtedness, the ANIR equals the Account Equity Rate. The ANIR may be positive or negative.

 Valuation Date

  A Valuation Date is any date on which the New York Stock Exchange is open for trading and on which the Fund values its shares.

 Valuation Period

  A Valuation Period is that period of time from the beginning of the day following a Valuation Date to the end of the next following Valuation Date.

 Values during Valuation Periods

  The values of the Fund shares in the Account will be determined as of the end of each Valuation Period and shall be the same for each day of the Valuation Period.

 Account Equity Rate

  For each subaccount the Account Equity Rate for a Valuation Period is determined as of the end of the Valuation Period and reflects the subaccount's accrued investment income (excluding accrued policy loan interest) and capital gains and losses, realized or unrealized, of the subaccount for the Valuation Period, and any applicable income taxes paid or change in any provision for taxes maintained in the subaccount during the Valuation Period, and a Valuation Period charge at an effective rate of .50% annually of the value of the subaccount at the beginning of the Valuation Period.

 Policy Loan Rate

  For each Policy the Policy Loan Rate for a Valuation Period is determined as of the end of the Valuation Period and reflects the Policy's accrued Policy loan interest for the Valuation Period, any applicable income taxes paid, or change in any provision for taxes maintained by the Account during the Valuation Period, and a Valuation Period charge at an effective rate of not more than 2% annually of the total indebtedness of the Policy at the beginning of the Valuation Period.

ANNUAL DIVIDENDS

  These Policies are participating policies which, except while in force as Fixed Extended Term Insurance, are entitled to the share, if any, of the divisible surplus which John Hancock shall annually determine and apportion to them. Any share will be distributed as a dividend payable annually on the Policy anniversary beginning not later than the end of the second Policy year for the Variable Whole Life 100 Policy and not later than the end of the third Policy year for the Variable Whole Life Policy and Variable Whole Life P50 Policy.

  Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the Policy's issue. Thus, participating policies generally have gross premiums which are higher than those for comparable non-participating policies. If a Policy is surrendered before dividends become payable, the Owner does not benefit from having a participating policy.

  Both Federal and state law recognize that dividends are considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes.

  Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

  Each year John Hancock's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and withdrawal rates, investment yield in the general account, and actual expenses incurred in administering the Policies. Such data is then allocated to each dividend class, e.g., by year of issue, age, smoking habits and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to John Hancock's Board of Directors. The Board of Directors, which has the ultimate authority to ascertain dividends, will vote the amount of surplus to be apportioned to each policy class, thereby authorizing the distribution of each year's dividend.

  Dividend Options. The Owner may in general elect to have any dividend paid or applied under any one of the following options: paid in cash; applied to premium payments; left to accumulate with interest of at least 3 1/2% a year; purchase fixed paid-up insurance; purchase one year term insurance; or purchase variable paid-up insurance.

SURRENDER VALUE

  Amount of Policy Cash Value. The Policy Cash Value increases or decreases depending on the applicable subaccount's investment experience and the proportion of the Policy's reserve invested in each subaccount. The Policy Cash Value for any day equals the Policy Cash Value for the previous day, increased by any modal net premium placed in the subaccounts and decreased by any charge for the cost of insurance for the insured, accumulated at the subaccounts' rates of return after charges against the subaccounts. A modal net premium is placed into the subaccounts on the Monthly Date if a premium is due in that Policy Month. The cost of insurance for the insured is deducted from the Account on every Monthly Date. No minimum amount of Policy Cash Value is guaranteed.

  Even though the premium is higher for a substandard mortality risk policy than for a comparable standard risk policy and the premium is lower if a non-smoker discount has been made available to an insured than in the case of a comparable standard risk policy, the premium is determined such that the Policy Cash Value in either instance is the same as the Policy Cash Value for a standard risk policy of the same age and sex, for the same Initial Sum Insured and having the same date of issue.

  When Policy may be Surrendered. A Policy may be surrendered for its surrender value at any time while the insured is living. Surrender takes effect and the surrender value is determined as of the end of the Valuation Period in which occurs the later of receipt of John Hancock's Servicing Office of a signed request and the surrendered policy. The surrender value will be the Policy Cash Value plus any dividends and interest unpaid or unapplied, and the cash value of any insurance purchased under any dividend option with an adjustment to reflect the difference between the gross premium and the net premium for the period beyond the date of surrender, less any indebtedness.

  When Part of Policy may be Surrendered. A Policy may be partially surrendered in accordance with John Hancock's rules. The Policy after the partial surrender must have an Initial Sum Insured at least as great as the minimum issue size for that type of Policy. The premium and the Guaranteed Minimum Death Benefit for the Policy will be based on the new Initial Sum Insured.

LOAN PROVISION AND INDEBTEDNESS

  Loan Provision. Loans may be made at any time a Loan Value is available after the first Policy year. The Owner may borrow money on completion of a form satisfactory to John Hancock assigning the Policy as the only security for the loan. The Loan Value will be 90% of the total of the Policy Cash Value (assuming no dividends) and any cash value under the variable paid-up insurance dividend option, plus any cash value under the fixed paid up insurance dividend option. Interest accrues and is compounded daily at an effective annual rate equal to the then applicable Variable Loan Interest Rate. If the Owner elects the Fixed Loan Interest Rate or the Variable Loan Interest Rate is unavailable in the Owner's state, interest accrues and is compounded daily at an effective annual rate of 8%.

  The amount of any outstanding loan plus accrued interest is called the "indebtedness". Except when used to pay premiums, a loan will not be permitted unless it is at least $100. The Owner may repay all or a portion of any indebtedness while the insured is living and premiums are being duly paid. Any loan is charged against the subaccounts in proportion to the Policy Cash Value allocated to the subaccounts and, upon repayment, the repayment is allocated to the subaccounts in proportion to the outstanding indebtedness in each subaccount at such time.

  Loan Interest Rates. The Variable Loan Interest Rate is determined annually for a Policy by John Hancock. The Fixed Loan Interest Rate is 8% for the life of the Policy. The Owner, at the time of issue, can elect which loan interest rate will apply to any Policy Loan. If permitted by the law of the state in which the Policy is issued, the Owner may change a prior choice of Loan Interest Rate. If at the time of such request there is outstanding indebtedness, the change will generally become effective on the next Policy anniversary.

  The Variable Loan Interest Rate determined annually for a Policy will apply to all indebtedness outstanding during the policy year following the date of determination. The rate will not exceed the higher of 5 1/2% or the Published Monthly Average (as defined below) for the calendar month which is two months prior to the month in which the date of determination occurs. The Published Monthly Average means Moody's Corporate Bond Yield Average as published by Moody's Investors Service, Inc. or any successor thereto.

  Effect of Loan and Indebtedness. A loan does not affect the amount of the premiums due. While the indebtedness is outstanding, that portion of the indebtedness attributable to the Account is credited with the Policy Loan Rate rather than the Account Equity Rate. The Policy Loan Rate is either the Fixed or Variable Loan Interest Rate less an amount not exceeding 2%, assuming no taxes. Therefore, the Death Benefit above the Guaranteed Minimum Death Benefit, the Policy Cash Value and any insurance and cash value under the variable paid up dividend option are permanently affected by any indebtedness, whether or not it is repaid in whole or in part. The amount of any outstanding indebtedness is subtracted from the amount otherwise payable when the Policy proceeds become payable.

  Whenever the then outstanding indebtedness equals or exceeds the Policy Cash Value, plus any cash values under a dividend option providing paid-up insurance, the Policy terminates 31 days after notice has been mailed by John Hancock to the Owner and any assignee of record at their last known addresses, unless a repayment of the excess indebtedness is made within that period.

PREMIUMS

  Payment Period and Frequency. Premiums are payable annually or more frequently over the insured's lifetime in accordance with John Hancock's published rules and rates. Premiums are payable at John Hancock's Servicing Office on or before the due date specified in the Policy. A refund or charge will be made to effect premium payment to the end of the policy month in which the insured dies.

  Level Premiums. The level premiums act as an averaging device to cover expenses which are highest in the early Policy years and the cost of insurance which increases with age. In the early Policy years premiums are higher than needed to pay death claims, while in the later years premiums are less than required to pay the death claims. Also, assets are allocated to John Hancock's general account to accumulate as a reserve to cover the contingency that the insured will die at a time when the Guaranteed Minimum Death Benefit exceeds the death benefit which would have been payable in the absence of such guarantee.

  Illustration of Premium Rates. The tables below show premium rates on an annual and special monthly basis for each Policy of various Initial Sums Insured for various issue ages. Payments may also be made on a semiannual and quarterly basis. When payments are made on other than an annual basis, the aggregate premium amounts for a Policy year are higher, reflecting higher surrender experience and additional billing and collection expenses.

                  PREMIUMS FOR $1,000 OF INITIAL SUM INSURED

                                                    % Excess of Total
                                                     Special Monthly
                                                   Premiums for Policy
                                       Special          Year Over
                      Annual Basis  Monthly Basis    Annual Premiums
                      ------------- -------------- ----------------------
             Initial
Issue          Sum
Age          Insured   Male  Female  Male  Female    Male        Female
-----        -------- ------ ------ ------ ------- ---------   ----------
VARIABLE WHOLE LIFE (STANDARD MORTALITY RATE)
25.......... $ 25,000 $13.02 $12.22  $1.15  $1.08        6.0%         6.1%
               40,000  12.27  11.47   1.08   1.01        5.6          5.7
VARIABLE WHOLE LIFE P50 (STANDARD MORTALITY RATE)
25..........   50,000  11.54  10.77   1.01    .94        5.0          4.7
              100,000  11.04  10.27    .96    .89        4.3          4.0
40..........   50,000  20.95  19.12   1.82   1.66        4.2          4.2
              100,000  20.45  18.62   1.77   1.61        3.9          3.8
VARIABLE WHOLE LIFE 100 (PREFERRED MORTALITY RATE)
25..........  100,000   9.38   9.23    .81    .80        3.6          4.0
40..........  100,000  17.61  17.13   1.52   1.48        3.6          3.7

  Policies issued in connection with certain employee plans will not directly reflect the sex of the insured in the premium rates.

INVESTMENT OPTION

  The Owner has the option to allocate applicable premiums (other than premiums for any additional insurance benefits) and dividends under the variable paid-up insurance dividend option to any of the seven subaccounts. The Owner must select allocation percentages in whole numbers. The minimum allocation to a subaccount may not be less than 10% and the total allocated must equal 100%.

  The initial election must be made by the Owner at the time of completion of the application for the Policy. The Owner may thereafter change the election at any time. The change will be effective as to any applicable premiums and dividends applied after receipt at John Hancock's Servicing Office of notice satisfactory to John Hancock.

TRANSFER OPTION

  The Owner may reallocate the amounts held for the Policy in the subaccounts six times in each Policy year with no charge. The Owner may use either percentages (in whole numbers) or designate the amount of money to be transferred between subaccounts. The reallocation must be such that the total after reallocation equals 100%. The change will be effective at the end of the Valuation Period in which John Hancock receives at its Servicing Office notice satisfactory to John Hancock.

DEFAULT AND OPTIONS ON LAPSE

  A premium unpaid as of its due date is in default, but the Policy provides for a 31-day grace period for the payment of each premium after the first. The insurance continues in full force during the grace period but, if the insured dies during the grace period, the portion of the premium due which is applicable to the period from the premium due date to the end of the policy month in which the insured dies is deducted from the amount otherwise payable.

  Prior to the end of the Valuation Period immediately preceding the 70th day after the date of default, any Policy values available determined in accordance with the Policy may be applied as of the date of default under one of the following options for continued insurance not requiring further payment of premiums. These options provide for Variable or Fixed Paid-Up Insurance or Fixed Extended Term Insurance on the life of the insured commencing on the date of default.

  Both the Variable and Fixed Paid-Up Insurance options provide an amount of paid-up whole life insurance which the available Policy values will purchase. The amount of Variable Paid-Up Insurance may then increase or decrease in accordance with the investment experience of the Account. The Fixed Paid-Up Insurance option provides a fixed and level amount of insurance. The Fixed Extended Term Insurance option provides a fixed amount of insurance determined in accordance with the Policy, with the insurance coverage continuing for as long a period as the available Policy values will purchase.

   For example, using the Variable Whole Life P50 Policy (Age 25 years male-smoker) illustrated in this Prospectus and the 6% hypothetical gross annual investment return assumption, if an option was elected and became effective at the end of Policy year 5, the insurance coverage provided by the options on lapse would be as follows:

        Variable or Fixed
              Paid-
          Up Whole Life         Fixed Extended Term Insurance
        -----------------       -----------------------------
          Death Benefit      Death Benefit Term in Years and Days
          -------------      ------------- ----------------------
                                  or
             $10,427            $62,736      12 years 331 days


  If no option has been elected before the end of the Valuation Period immediately preceding the 70th day after the date of default, the Fixed Extended Term Insurance option automatically applies unless the amount of Fixed Paid-Up Insurance would equal or exceed the amount of Fixed Extended Term Insurance or unless the insured is a substandard risk, in either of which cases Fixed Paid-Up Insurance is provided.

  If the insured dies after the grace period but before the end of the Valuation Period immediately preceding the 70th day after the date of default and prior to any election, and if the Policy is then in force, John Hancock will pay a death benefit equal to the greater of the death benefits provided under Fixed Extended Term Insurance (if available) or Fixed Paid-Up Insurance determined in accordance with the Policy.

  A Policy continued under any option may be surrendered for its cash value while the insured is living. Loans may be available under the Variable and Fixed Paid-Up Insurance options, but not under the Fixed Extended Term Insurance option.

  Reinstatement. The Policy may be reinstated in accordance with its terms (including evidence of insurability satisfactory to John Hancock and payment of the required charges) within 3 years after the due date of the first unpaid premium unless the surrender value has been paid or otherwise exhausted, or the period of any extended term insurance has expired.

EXCHANGE OF POLICY DURING FIRST 24 MONTHS

  At any time during the first twenty-four months after the issue date shown in the Policy while premiums are being duly paid, the Owner may exchange the Policy without evidence of insurability for the fixed benefit life insurance policy specified in the Policy on the insured's life. The new policy will have the same issue date, issue age, and risk classification for the insured as the Policy. The Sum Insured will be equal to the Initial Sum Insured. Premiums for the new policy will be based on the premium rates which were in effect on the issue date of the Policy.

  The exchange will be effective on receipt of written notice at John Hancock's Servicing Office satisfactory to John Hancock, the surrender of the Policy, and payment to John Hancock of any cost to exchange.

  The exchange shall be subject to an equitable adjustment in premiums, cash values and dividends to reflect variances, if any, in the premiums, cash values, and dividends under the Policy and the new policy. Any outstanding indebtedness must be repaid on or before the effective date of the exchange. The exchange is subject to the restrictions and limitations stated in the Policy. The method of calculating the adjustment is filed by John Hancock with the appropriate state insurance regulatory authorities and as an exhibit to the Registration Statement which has been filed with the Commission.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policies which have been filed as exhibits to the Registration Statement.

                             CHARGES AND EXPENSES

CHARGES DEDUCTED FROM PREMIUMS

  The basic annual premium is the annual premium less the premiums for any optional insurance benefits, additional charges for extra mortality risks and a $50 annual administrative charge. Premiums paid more frequently than annually (modal premiums) are higher.

  Annual Administrative Charge. The $50 charge in each Policy year is for annual administrative expenses, including premium billing and collection, recordkeeping, processing Death Benefit claims, cash surrenders and Policy changes, reporting and other communications to Owners and other similar expense and overhead costs.

  The amount allocated to the Account for a Policy equals the basic annual premium less the charges and deduction listed below.

  Charge for Sales Load. A charge not to exceed 9% of the basic annual premium during the period equal to the lesser of 20 years or the anticipated life expectancy of the insured named in the Policy based on the 1980 Commissioners Standard Ordinary Mortality Table. The charge during the first two Policy years shall not exceed 30% of the basic annual premium paid during the first Policy year plus 10% of the basic annual premium paid for the second Policy year. Charges of 10% or less are made for later Policy years. The amount of the charge in any Policy year cannot be specifically related to sales expenses for that year. To the extent that sales expenses are not recovered from the charge for sales load, such expenses may be recovered from other sources, including any gains attributable to operations with respect to the Policies or John Hancock's general assets.

  Additional First Year Administrative Charge. A charge in the first Policy year at the rate of $13 per $1,000 of Initial Sum Insured for a Variable Whole Life Policy, $7 per $1,000 for a Variable Whole Life P50 Policy and $4 per $1,000 for a Variable Whole Life 100 policy or a pro rata portion thereof, to cover administrative expenses in connection with the issuance of the Policy. Such expenses include medical examination, insurance underwriting costs, and costs incurred in processing applications and establishing permanent Policy records. John Hancock does not expect to profit from this charge.

  State Premium Tax Charge. A charge equal to 2 1/2% of the basic annual premium. The 2 1/2% rate is the average rate expected to be paid on premiums received in all states over the lifetimes of the insureds covered by the Policies.

  Risk Charge. A charge necessary to cover the risk assumed by John Hancock that the Variable Sum Insured will be less than the Guaranteed Minimum Death Benefit. This charge will vary by age of the insured but averages approximately 3% of the basic annual premium.

  Deduction for Dividends. A deduction for dividends to be paid or credited in accordance with the dividend scale in effect on the issue date of the Policy. This deduction will vary by age of the insured and duration of the Policy but is expected to average approximately 5-9% of the basic annual premium.

EXPENSES CHARGED TO ACCOUNT

  Charge for Mortality and Expense Risks. A daily charge is made for mortality and expense risks assumed by John Hancock at an effective annual rate of .50% of the value of the Account's assets attributable to the Policies. The mortality risk assumed is that insureds may live for a shorter period of time than estimated and, therefore, a greater amount of Death Benefits than expected will be payable in relation to the amount of premiums received. The expense risk assumed is that expenses incurred in issuing and administering the Policies will be greater than estimated. John Hancock will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Policies.

  The charge for mortality and expense risks constitutes the Valuation Period charge. See "Account Net Investment Rate (ANIR)".

  Charge for Taxes. Currently no charge is made to the subaccounts for company Federal income taxes but if John Hancock incurs, or expects to incur, income taxes attributable to the subaccounts or this class of Policies in future years, it reserves the right to make a charge and any charge would affect what the subaccounts earn. Charges for other taxes, if any, attributable to the subaccounts may also be made.

  Charge for Cost of Insurance. A charge for the cost of insurance for the insured is deducted each month in advance over the life of the Policy. This charge is based on the attained age of the insured and the Variable Sum Insured. The cost of insurance rates for these Policies will not exceed the rates stated in the 1980 Commissioners Standard Ordinary Mortality Table. The cost of insurance generally increases over time. The increase in the cost of insurance deducted reflects the increase in the attained age of the insured. Each charge reduces the Policy Cash Value. See "Surrender Value".

  Fund Investment Management Fee. The Account purchases shares of the Fund at net asset value, a value which reflects the deduction from the assets of the Fund of its investment management fee and of certain non-advisory Fund operating expenses which are described briefly in the Summary of this Prospectus. For a full description of these deductions, see the attached prospectus for the Fund.

GUARANTEE OF PREMIUMS AND CERTAIN CHARGES

  John Hancock guarantees, and may not increase, the amount of the premiums, charges deducted from premiums and charges to the Account for mortality and expense risks. John Hancock further guarantees that the method by which the ANIR is calculated will not be changed for the life of any policy.

                           DISTRIBUTION OF POLICIES

  Applications are solicited by agents who are licensed by state insurance authorities to sell John Hancock's Policies and who are also registered representatives of John Hancock Distributors, Inc. ("Distributors"), an indirect wholly-owned subsidiary of John Hancock located at 197 Clarendon Street, Boston, MA 02117, or other broker-dealer firms. John Hancock performs insurance underwriting and determines whether to accept or reject the application for the Policy and the insured's risk classification. Distributors performs suitability underwriting and, pursuant to a sales agreement among John Hancock, Distributors, and the Account, acts as the principal underwriter of the Policies. John Hancock will refund any premiums paid if a Policy ultimately is not issued or is returned under the short-term cancellation provision. Officers and employees of John Hancock are covered by a blanket bond issued by a commercial carrier in the amount of $20 million.

  Distributors' representatives are compensated for sales of the Policies on a commission and service fee basis by Distributors, and for other direct and indirect expenses (including agency expense allowances, general agent, district manager and supervisor's compensation, agent's training allowances, deferred compensation and insurance benefits, agency office clerical expenses and advertising) actually incurred in connection with the marketing and sale of the Policies.

  The maximum commission payable to a Distributors' representative for selling a Policy is 55% of the premium in the first Policy year, 15% of the premium in the second Policy year, 10% of the premium in the third, fourth and fifth Policy years, 5% of the premium in Policy years six through ten and 3% of the premium in the eleventh and later Policy years. In addition, Distributors' representatives may earn "credits" toward qualification for attendance at certain business meetings sponsored by John Hancock.

  Distributors' representatives with less than four years of service with Distributors and those compensated on salary plus bonus or level commission programs may be paid on a different basis. Distributors' representatives who meet certain productivity and persistency standards with respect to the sale of policies issued by John Hancock and its affiliates will be eligible for additional compensation.

  Distributors is registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer, is a member of the National Association of Securities Dealers, Inc., and is a member of the Securities Investor Protection Corporation. The Policies may be sold through other registered broker-dealers that have entered into Selling Agreement with Distributors and whose representatives are authorized by applicable law to sell variable life insurance policies. The Commission rates paid may be more or less than those set forth above for Distributors' representatives. The commissions which will be paid out by such broker-dealers to their registered representatives will be in accordance with their established rules. In addition, their qualified registered representatives may be reimbursed by the broker-dealers under expense reimbursement allowance programs in any year for approved voucherable expenses incurred. Distributors will compensate the broker-dealers as provided in the Selling Agreements, and John Hancock will reimburse Distributors for such amounts and for certain direct expenses in connection with marketing the Policies through other broker-dealers.

  Distributors serves as principal underwriter for other separate accounts registered under the 1940 Act: John Hancock Variable Annuity Accounts U, I and V, and John Hancock Variable Life Accounts U, V and S. Distributors is also the principal underwriter for the Fund.

                              TAX CONSIDERATIONS

POLICY PROCEEDS

  Although the Policy contains provisions not found in fixed benefit life insurance policies, John Hancock believes the Policy will nevertheless receive the same federal income and estate tax treatment. Section 7702 of the Internal Revenue Code ("Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the Policy, the Policy will come within that definition. John Hancock will monitor compliance with these standards.

  John Hancock believes that the death benefit under the Policy will be excludable from the beneficiary's gross income under Section 101 of the Code. The Owner of a Policy is not deemed to be in constructive receipt of the cash values until a partial withdrawal or surrender. A surrender, partial surrender or withdrawal may have tax consequences. For example, the Owner will be taxed on a surrender to the extent that the surrender value exceeds the net premiums paid under the Policy, i.e., ignoring premiums paid for optional benefits and riders. But under certain circumstances the Owner may be taxed on a withdrawal of Policy values even if total withdrawals do not exceed total premiums paid.

  John Hancock also believes that loans received under the Policy will be treated as indebtedness of an Owner and that no part of any loan will constitute income to the Owner. However, the amount of any loan outstanding will be taxed to the Owner when the Policy lapses.

  Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary.

  The above description of Federal tax consequences is only a brief summary and is not intended as tax advice. For further information consult a qualified tax adviser.

  Federal and state tax laws can change from time to time and, as a result, the tax consequences to the Owner and beneficiary may be altered.

CHARGE FOR JOHN HANCOCK'S TAXES

  Currently John Hancock makes no charge against the Account for Federal income taxes that may be attributable to this class of policies. If John Hancock incurs, or expects to incur, income taxes attributable to this class of policies or any subaccount in the future, it reserves the right to make a charge for those taxes.

  Under current laws, John Hancock may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, charges for such taxes may be made.

CORPORATE AND H.R. 10 PLANS

  The Policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized.

                                  MANAGEMENT

THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years as follows:

   Directors                          Principal Occupations
   ---------                          ---------------------
   Samuel W. Bodman       Chairman of The Board and Chief Executive Of-
                          ficer, Cabot Corporation (chemicals)
   Nelson S. Gifford      Director, Boston Edison Company (electric
                          utility).
   William L. Boyan       President, John Hancock
   Kathleen F. Feldstein  President, Economics Studies Inc. (economic consulting)
   Lawrence K. Fish       Chairman and Chief Executive Officer, Citi-
                          zens Financial Group (banking).
   E. James Morton        Director, formerly Chairman of the Board,
                          John Hancock
   John F. Magee          Chairman of the Board, Arthur D. Little, Inc.
                          (industrial research and consultant).
   John M. Connors, Jr.   President and Chief Executive Officer, Hill,
                          Holliday, Connors, Cosmopoulos, Inc.
                          (advertising).
   Stephen L. Brown       Chairman of the Board and Chief Executive Of-
                          ficer, John Hancock
   Thomas L. Phillips     Director, formerly Chairman of the Board,
                          Raytheon Company (electronics).
   I. MacAllister Booth   Former Chairman of the Board and Chief
                          Executive Officer, Polaroid Corporation
                          (photographic products)
   C. Vincent Vappi       Former President and Chief Executive Officer,
                          Vappi & Company, Inc. (construction).
   Randolph W. Bromery    President, Springfield College.
   Robert J. Tarr, Jr.    Former President, Chief Executive Officer and
                          Chief Operations Officer, Harcourt General,
                          Inc. (publishing).
   David F. D'Alessandro  Senior Executive Vice President, John Hancock
   Joan T. Bok            Chairman of the Board, New England Electric
                          System (electric utility).
   Robert E. Fast         Partner, Hale and Dorr (law firm).
   Foster L. Aborn        Vice Chairman of the Board, John Hancock
   Richard F. Syron       Chairman of the Board and Chief Executive Of-
                          ficer, American Stock Exchange
   Michael C. Hawley      President and Chief Operating Officer, The
                          Gillette Company (razors, etc.).
   Executive Officers
   ------------------
   Diane M. Capstaff      Executive Vice President
   Thomas E. Moloney      Executive Vice President
   Richard S. Scipione    General Counsel
   Bruce E. Skrine        Senior Vice President and Secretary

  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

VOTING PRIVILEGES

  All of the assets in the subaccounts of the Account, apart from assets attributable to policy loans, are invested in shares of the corresponding Portfolios of the Fund. John Hancock will vote the shares of each of the Portfolios of the Fund which are deemed attributable to the qualifying variable life insurance policies and variable annuity contracts at meetings of the Fund's shareholders in accordance with instructions received from owners of all such policies or contracts. Shares of the Fund which are not attributable to such policies or contracts and shares for which instructions from owners are not received will be represented by John Hancock at the meeting and will be voted for and against each matter in the same proportion as the votes based upon the instructions received from the owners of all such policies and contracts.

  The number of Fund shares held in each subaccount deemed attributable to each owner is determined by dividing a Policy's cash value (less any outstanding indebtedness) in the subaccount by the net asset value of one share in the corresponding Fund Portfolio in which the assets of that subaccount are invested. Fractional votes will be counted. The number of shares as to which the owner may give instructions will be determined as of the record date for the Fund's meeting.

  Owners of Policies may give instructions regarding the election of the Board of Trustees of the Fund, ratification of the selection of independent auditors, approval of the Fund's investment management agreement and other matters requiring a vote under the 1940 Act. Owners will be furnished information and forms by John Hancock in order that voting instructions may be given.

  John Hancock may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to change the investment objectives of the Portfolios of the Fund or to approve or disapprove an investment advisory or underwriting contract for the Fund. John Hancock also may disregard voting instructions in favor of changes initiated by an owner or the Fund's Board of Trustees in the investment policy, investment adviser or principal underwriter of the Fund, if John Hancock (i) reasonably disapproves of such changes and (ii) in the case of a change of investment policy or investment adviser, makes a good-faith determination that the proposed change is contrary to state law or prohibited by state regulatory authorities or that the change would be inconsistent with a subaccount's investment objectives or would result in the purchase of securities which vary from the general quality and nature of investments and investment techniques utilized by other separate accounts of John Hancock or of an affiliated life insurance company, which separate accounts have investment objectives similar to those of the subaccount. In the event John Hancock does disregard voting instructions, a summary of that action and the reasons for such action will be included in the next semi-annual report to owners.

CHANGES IN APPLICABLE LAW--FUNDING AND OTHERWISE

  The voting privileges described in this prospectus are afforded based on John Hancock's understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, John Hancock reserves the right to proceed in accordance with any such revised requirements. John Hancock also reserves the right, subject to compliance with applicable law, including approval of owners if so required,
(1) to transfer assets determined by John Hancock to be associated with the class of policies to which the Policies belong from the Account to another separate account or subaccount by withdrawing the same percentage of each investment in the Account with appropriate adjustments to avoid odd lots and fractions, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would be John Hancock or an affiliate, and (3) to deregister the Account under the 1940 Act. John Hancock would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

REPORTS

  In each Policy year (except while the Policy is continued in effect under a fixed option on lapse) a statement will be sent to the Owner setting forth the Death Benefit, Policy Cash Value, any cash value of Variable Paid-Up Insurance and any outstanding indebtedness (and interest charged for the preceding Policy year) as of the last day of such year. Moreover, confirmations will be furnished to the Owner of transfers between subaccounts, Policy loans, partial surrenders and certain other Policy transactions.

  Owners will be sent semiannually a report containing the financial statements of the Fund, including a list of securities held in each Portfolio.

STATE REGULATION

  John Hancock is subject to regulation and supervision by the Massachusetts Commissioner of Insurance who periodically examines its affairs. It also is subject to the applicable insurance laws and regulations of all jurisdictions in which it is authorized to do business.

  John Hancock is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for purposes of determining solvency and compliance with local insurance laws and regulations.

LEGAL MATTERS

  Legal matters in connection with the Policies described in this Prospectus have been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised John Hancock on certain Federal securities law matters in connection with the Policies.

REGISTRATION STATEMENT

  This Prospectus omits certain information contained in the Registration Statement which has been filed with the Commission. More details may be obtained from the Commission upon payment of the prescribed fee.

EXPERTS

  The financial statements of John Hancock and the Account included in this Prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein, and have been included in reliance on their reports given on their authority as experts in accounting and auditing.

  Actuarial matters included in this Prospectus have been examined by Randi M. Sterrn, F.S.A., an Actuary of John Hancock.

FINANCIAL STATEMENTS

  The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the Policies.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1996

                    Large Cap   Sovereign  International Small Cap  International  Mid Cap   Large Cap     Money     Mid Cap
                     Growth       Bond       Equities      Growth     Balanced      Growth     Value      Market      Value
                   Subaccount  Subaccount   Subaccount   Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ----------- ----------- ------------- ---------- ------------- ---------- ---------- ----------- ----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $12,863,129 $52,753,269  $3,757,643    $257,053     $32,766     $165,152   $104,532  $ 9,960,187  $228,427
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --          --          --          --          --           --         --           --        --
Policy loans and
 accrued interest
 receivable......    1,217,789   9,183,115     205,660         --          --           --         --     2,124,205       --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        5,468      46,420       2,024       6,728          83        3,468     12,908       95,672     3,265
 M Fund, Inc.....          --          --          --          --          --           --         --           --        --
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
 Total assets....   14,086,386  61,982,804   3,965,327     263,781      32,849      168,621    117,439   12,180,064   231,691
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        5,244      45,466       1,962       6,724          82        3,466     12,906       96,772     3,261
Asset charges
 payable.........          224         954          62           4           1            2          2          186         4
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Total
 liabilities.....        5,468      46,420       2,024       6,728          83        3,468     12,908       96,958     3,265
                   ----------- -----------  ----------    --------     -------     --------   --------  -----------  --------
Net assets.......  $14,080,918 $61,936,384  $3,963,303    $257,053     $32,766     $165,152   $104,532  $12,083,106  $228,427
                   =========== ===========  ==========    ========     =======     ========   ========  ===========  ========
                      Special    Real Estate
                   Opportunities   Equity
                    Subaccount   Subaccount
                   ------------- -----------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........   $2,981,726   $3,453,171
Investments in
 shares of
 portfolios of M
 Fund, Inc., at
 value...........          --           --
Policy loans and
 accrued interest
 receivable......          --       191,332
Receivable from:
 John Hancock
  Variable Series
  Trust I........        9,468       71,976
 M Fund, Inc.....          --           --
                   ------------- -----------
 Total assets....    2,991,193    3,716,479
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        9,419       71,915
Asset charges
 payable.........           49           58
                   ------------- -----------
Total
 liabilities.....        9,468       71,973
                   ------------- -----------
Net assets.......   $2,981,726   $3,644,506
                   ============= ===========

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

DECEMBER 31, 1996

                                            Short-Term                                                   Turner     Edinburgh
                     Growth &                  U.S.     Small Cap  International   Equity   Strategic     Core    International
                      Income      Managed   Government    Value    Opportunities   Index       Bond      Growth      Equity
                    Subaccount  Subaccount  Subaccount  Subaccount  Subaccount   Subaccount Subaccount Subaccount  Subaccount
                   ------------ ----------- ----------- ---------- ------------- ---------- ---------- ---------- -------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........  $147,820,489 $70,927,719 $25,065,342  $64,908     $145,273     $235,875   $13,218    $   --       $   --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........           --          --          --       --           --           --        --      28,792       88,903
Policy loans and
 accrued interest
 receivable......    21,886,336   9,676,484         --       --           --           --        --         --           --
Receivable from:
 John Hancock
  Variable Series
  Trust I........        43,492      21,493         467        1        6,018            4        47        --           --
 M Fund, Inc. ...           --          --          --       --           --           --        --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
 Total assets....   169,750,317  80,625,696  25,065,809   64,908      151,291      235,879    13,265     28,792       88,904
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........        40,849      20,919          55      --         6,016          --         47        --           --
Asset charges
 payable.........         2,643       1,259         412        1            2            4       --         --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Total
 liabilities.....        43,492      22,178         467        1        6,018            4        47        --             1
                   ------------ ----------- -----------  -------     --------     --------   -------    -------      -------
Net assets.......  $169,706,825 $80,603,518 $25,065,342  $64,908     $145,273     $235,875   $13,218    $28,792      $89,903
                   ============ =========== ===========  =======     ========     ========   =======    =======      =======
                     Frontier
                     Capital
                   Appreciation
                    Subaccount
                   ------------
ASSETS
Investments in
 shares of
 portfolios of
 John Hancock
 Variable Series
 Trust I, at
 value...........    $    --
Investments in
 shares of
 portfolios of
 M Fund, Inc., at
 value...........     159,209
Policy loans and
 accrued interest
 receivable......         --
Receivable from:
 John Hancock
  Variable Series
  Trust I........         --
 M Fund, Inc. ...           3
                   ------------
 Total assets....     159,212
LIABILITIES
Payable to John
 Hancock Variable
 Life Insurance
 Company.........         --
Asset charges
 payable.........           3
                   ------------
Total
 liabilities.....           3
                   ------------
Net assets.......    $159,209
                   ============

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF OPERATIONS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                     Large Cap Growth Subaccount        Sovereign Bond Subaccount         International Equities Subaccount
                   -------------------------------  ------------------------------------  ---------------------------------
                      1996       1995      1994        1996         1995        1994         1996       1995       1994
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------------------------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........  $1,905,476 $  754,115 $ 288,656  $ 3,765,421  $3,504,747  $ 2,780,967  $   42,110 $   29,692 $    32,660
 M Fund, Inc. ...         --         --        --           --          --           --          --         --          --
 Interest income
  on policy
  loans..........      83,974     67,279    54,175      678,580     641,677      622,042      13,158      9,853       7,477
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
 Total investment
  income.........   1,989,450    821,394   342,831    4,444,001   4,146,424    3,403,009      55,268     39,545      40,137
Expenses:
 Mortality and
  expense risks..      68,829     48,056    31,565      325,346     286,349      257,251      19,834     15,495       9,653
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net investment
 income (loss)...   1,919,621    773,338   311,266    4,118,655   3,860,075    3,145,758      35,434     24,050      30,484
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....     145,304     23,090   (35,449)    (169,158)   (127,733)    (215,268)     25,854     14,367      11,225
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       3,756  1,225,784  (298,196)  (1,418,707)  4,205,161   (3,583,940)    217,574    164,490    (159,108)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net realized and
 unrealized gain
 (loss) on
 investments.....     149,060  1,248,874  (333,645)  (1,587,865)  4,077,428   (3,799,208)    243,428    178,857    (147,883)
                   ---------- ---------- ---------  -----------  ----------  -----------  ---------- ---------- -----------
Net increase (de-
 crease) in net
 assets resulting
 from operations.  $2,068,681 $2,022,212 $ (22,379) $ 2,530,790  $7,937,503  $  (653,450) $  278,862 $  202,907 $  (117,399)
                   ========== ========== =========  ===========  ==========  ===========  ========== ========== ===========
                   Small Cap  International
                     Growth     Balanced
                   Subaccount  Subaccount
                   ---------- -------------
                     1996*        1996*
                   ---------- -------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........   $   160      $  734
 M Fund, Inc. ...       --          --
 Interest income
  on policy
  loans..........       --          --
                   ---------- -------------
 Total investment
  income.........       160         734
Expenses:
 Mortality and
  expense risks..       538          81
                   ---------- -------------
Net investment
 income (loss)...      (378)        653
Net realized and
 unrealized gain
 (loss) on in-
 vestments:
 Net realized
  gain (loss)....      (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........    (5,174)        899
                   ---------- -------------
Net realized and
 unrealized gain
 (loss) on
 investments.....    (5,865)        908
                   ---------- -------------
Net increase (de-
 crease) in net
 assets resulting
 from operations.   $(6,242)     $1,561
                   ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                   Mid Cap Growth Large Cap Value                              Mid Cap Value
                     Subaccount     Subaccount      Money Market Subaccount     Subaccount   Special Opportunities Subaccount
                   -------------- --------------- ---------------------------- ------------- ------------------------------------
                       1996*           1996*         1996      1995     1994       1996*        1996        1995      1994**
                   -------------- --------------- ---------- -------- -------- ------------- ----------- ----------- ------------
Investment in-
 come:
 Distributions
  received from:
 John Hancock
  Variable Series
  Trust I........      $  411         $2,056      $1,073,915 $810,091 $284,469    $ 5,010    $   114,600 $    22,718 $     746
 M Fund, Inc.....         --             --              --       --       --         --             --          --        --
 Interest income
  on policy loans         --             --          160,206  155,058  148,601        --             --          --        --
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Total investment
  income.........         411          2,056       1,234,121  965,149  433,070      5,010        114,600      22,718       746
Expenses:
 Mortality and
  expense risks..         292            217         134,461   96,074   52,620        572         10,841       3,017       289
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net investment
  income.........         119          1,838       1,099,660  869,075  380,450      4,438        103,759      19,701       457
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized
  gain (loss)....         (17)           588             --       --       --       8,413         81,916       9,743        77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........       1,684          4,787             --       --       --      14,211        264,010     126,004    (1,412)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
 Net realized and
  unrealized gain
  (loss) on
  investments....       1,667          5,375             --       --       --      22,624        345,926     135,747    (1,335)
                       ------         ------      ---------- -------- --------    -------    ----------- ----------- ---------
Net increase
 (decrease) in
 net assets
 resulting from
 operations......      $1,786         $7,213      $1,099,660 $869,075 $380,450    $27,062    $   449,686 $   155,448 $    (878)
                       ======         ======      ========== ======== ========    =======    =========== =========== =========

 *From May 1, 1996 (commencement of operations).

**From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                                                               Growth & Income
                     Real Estate Equity Subaccount               Subaccount                       Managed Subaccount
                     ------------------------------  -----------------------------------  -------------------------------------
                       1996      1995       1994        1996        1995        1994         1996         1995         1994
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $ 177,243 $ 153,495  $  99,568  $18,406,284 $10,687,455 $ 5,320,942  $ 8,705,892  $ 5,946,035  $ 2,136,167
  M Fund, Inc.....         --        --         --           --          --          --           --           --           --
 Interest income
 on policy loans..      13,041    12,322     10,368    1,562,266   1,397,618   1,289,505      705,413      626,984      554,232
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Total investment
 income...........     190,284   165,817    109,954   19,968,550  12,085,073   6,610,447    9,411,305    6,573,019    2,690,399
 Expenses:
 Mortality and ex-
 pense risks......      16,931    13,502      9,807      842,055     646,807     529,971      426,946      356,869      299,763
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net investment
 income...........     173,352   152,315    100,147   19,126,495  11,438,266   6,080,476    8,984,359    6,216,150    2,390,636
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........      39,891   (39,490)   (17,561)     820,430      85,385    (249,230)     230,806       (6,127)    (182,296)
 Net unrealized
 appreciation
 (depreciation)
 during the year..     637,301   155,992    (47,683)   4,555,481  17,351,805  (5,560,223)  (2,103,918)   7,134,666   (2,984,103)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............     677,192 $ 116,502    (65,244)   5,375,911  17,437,190  (5,809,453)  (1,873,112)   7,128,539   (3,166,399)
                     --------- ---------  ---------  ----------- ----------- -----------  -----------  -----------  -----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $ 850,544 $ 268,817  $  34,903  $24,502,406 $28,875,456 $   271,023  $ 7,111,247  $13,344,689  $  (775,763)
                     ========= =========  =========  =========== =========== ===========  ===========  ===========  ===========
                           Short-Term
                        U.S. Government      Small Cap Value
                           Subaccount          Subaccount
                     ----------------------- ---------------
                       1996    1995  1994**       1996*
                     -------- ------ ------- ---------------
 Investment in-
 come:
 Distributions re-
 ceived from:
  John Hancock
  Variable Series
  Trust I.........   $201,830 $2,749 $ 239       $1,653
  M Fund, Inc.....        --     --    --           --
 Interest income
 on policy loans..        --     --    --           --
                     -------- ------ ------- ---------------
 Total investment
 income...........    201,830  2,749   239        1,653
 Expenses:
 Mortality and ex-
 pense risks......     15,305    295    22          128
                     -------- ------ ------- ---------------
 Net investment
 income...........    186,525  2,454   217        1,525
 Net realized and
 unrealized gain
 (loss) on invest-
 ments:
 Net realized gain
 (loss)...........        577    477    (6)          11
 Net unrealized
 appreciation
 (depreciation)
 during the year..    225,129  1,735  (282)       2,702
                     -------- ------ ------- ---------------
 Net realized and
 unrealized gain
 (loss) on invest-
 ments............    225,706  2,216  (288)       2,713
                     -------- ------ ------- ---------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..   $412,231 $4,666 $ (71)      $4,238
                     ======== ====== ======= ===============

 * From May 1, 1996 (commencement of operations).

** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                     International                                                     Edinburgh             Frontier
                     Opportunities Equity Index Strategic Bond Turner Core Growth International Equity Capital Appreciation
                      Subaccount    Subaccount    Subaccount       Subaccount          Subaccount           Subaccount
                         1996*        1996*         1996*            1996*               1996*                1996*
                     ------------- ------------ -------------- ------------------ -------------------- --------------------
Investment income:
 Distributions re-
  ceived from:
 John Hancock Vari-
  able Series Trust
  I................     $  482       $ 4,958         $539            $  --              $   --                $  --
 M Fund, Inc.......        --            --           --                958                 510                  --
 Interest income on
  policy loans.....        --            --           --                --                  --                   --
                        ------       -------         ----            ------             -------               ------
 Total investment
  income...........        482         4,958          539               958                 510                  --
Expenses:
 Mortality and ex-
  pense risks......        295           287           30                83                 173                  477
                        ------       -------         ----            ------             -------               ------
 Net investment in-
  come (loss)......        187         4,671          509               875                 337                 (477)
Net realized and
 unrealized gain
 (loss) on
 investments:
 Net realized gain
  (loss)...........         57           620           36                48                 (91)               6,683
 Net unrealized ap-
  preciation (de-
  preciation) dur-
  ing the year.....      7,271         6,278            8               784              (1,056)               1,317
                        ------       -------         ----            ------             -------               ------
 Net realized and
  unrealized gain
  (loss) on
  investments......      7,328         6,898           44               832              (1,147)               7,999
                        ------       -------         ----            ------             -------               ------
Net increase
 (decrease) in net
 assets resulting
 from operations...     $7,515       $11,569         $553            $1,707             $  (810)              $7,523
                        ======       =======         ====            ======             =======               ======

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                      Large Cap Growth Subaccount             Sovereign Bond Subaccount
                   ------------------------------------  -------------------------------------
                      1996         1995         1994        1996         1995         1994
                   -----------  -----------  ----------  -----------  -----------  -----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $ 1,919,621  $   773,338  $  311,266  $ 4,118,655  $ 3,860,075  $ 3,145,758
 Net realized
  gain (loss)....      145,304       23,090     (35,449)    (169,158)    (127,733)    (215,268)
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        3,756    1,225,784    (298,196)  (1,418,707)   4,205,161   (3,583,940)
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....    2,068,681    2,022,212     (22,379)   2,530,790    7,937,503     (653,450)
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    4,588,842    3,921,962   3,110,357   12,282,665    8,741,178    9,292,171
 Net benefits to
  policyholders..   (3,100,493)  (2,170,453) (1,704,646)  (8,373,358)  (8,117,059)  (8,795,613)
 Net increase in
  policy loans...      174,445      181,384     187,506      344,565      344,088      454,821
                   -----------  -----------  ----------  -----------  -----------  -----------
Net increase in
 net assets from
 policyholder
 transactions....    1,662,794    1,932,893   1,593,217    4,253,872      968,207      951,379
                   -----------  -----------  ----------  -----------  -----------  -----------
 Net increase in
  net assets.....    3,731,475    3,955,105   1,570,838    6,784,661    8,905,710      297,929
Net assets at be-
 ginning of year.   10,349,443    6,394,338   4,823,500   55,151,723   46,246,013   45,948,084
                   -----------  -----------  ----------  -----------  -----------  -----------
Net assets at end
 of year.........  $14,080,918  $10,349,443  $6,394,338  $61,936,384  $55,151,723  $46,246,013
                   ===========  ===========  ==========  ===========  ===========  ===========
                                                        Small Cap  International
                                                          Growth     Balanced
                   International Equities Subaccount    Subaccount  Subaccount
                   ------------------------------------ ---------- -------------
                      1996         1995        1994       1996*        1996*
                   ------------ ----------- ----------- ---------- -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income (loss)..  $    35,434  $   24,050  $   30,484   $   (378)    $   653
 Net realized
  gain (loss)....       25,854      14,367      11,225       (690)          9
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      217,574     164,490    (159,108)    (5,174)        899
                   ------------ ----------- ----------- ---------- -------------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      278,862     202,907    (117,399)    (6,242)      1,561
From policyholder
 transactions:
 Net premiums
  from
  policyholders..    1,691,043   1,439,112   1,997,179    276,720      32,725
 Net benefits to
  policyholders..   (1,137,159)   (927,937)   (636,005)   (13,425)     (1,520)
 Net increase in
  policy loans...       47,823      27,649      54,609        --          --
                   ------------ ----------- ----------- ---------- -------------
Net increase in
 net assets from
 policyholder
 transactions....      601,707     538,824   1,415,783    263,295      31,205
                   ------------ ----------- ----------- ---------- -------------
 Net increase in
  net assets.....      880,569     741,731   1,298,384    257,053      32,766
Net assets at be-
 ginning of year.    3,082,734   2,341,003   1,042,619        --          --
                   ------------ ----------- ----------- ---------- -------------
Net assets at end
 of year.........  $ 3,963,303  $3,082,734  $2,341,003   $257,053     $32,766
                   ============ =========== =========== ========== =============

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                   Mid Cap Growth Large Cap Value                                         Mid Cap Value
                     Subaccount     Subaccount          Money Market Subaccount            Subaccount
                   -------------- --------------- --------------------------------------  -------------
                       1996*           1996*          1996         1995         1994          1996*
                   -------------- --------------- ------------  -----------  -----------  -------------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........     $    119       $  1,838     $  1,099,660  $   869,075  $   380,450    $  4,438
 Net realized
  gain (loss)....          (17)           588              --           --           --        8,413
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........        1,684          4,787              --           --           --       14,211
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....        1,786          7,213        1,099,660      869,075      380,450      27,062
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........      172,848        107,940       34,216,886   13,611,860    2,450,447     284,225
 Net benefits to
  policyholders..       (9,482)       (10,621)     (44,096,427)  (2,969,848)  (2,597,488)    (82,860)
 Net increase
  (decrease) in
  policy loans...          --             --          (134,332)     149,842       25,104         --
                      --------       --------     ------------  -----------  -----------    --------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........      163,366         97,319      (10,013,873)  10,791,854     (121,937)    201,364
                      --------       --------     ------------  -----------  -----------    --------
 Net increase
  (decrease) in
  net assets.....      165,152        104,532       (8,914,213)  11,660,929      258,513     228,427
Net assets at be-
 ginning of year.          --             --        20,997,319    9,336,390    9,077,877         --
                      --------       --------     ------------  -----------  -----------    --------
Net assets at end
 of year.........     $165,152       $104,532     $ 12,083,106  $20,997,319  $ 9,336,390    $228,427
                      ========       ========     ============  ===========  ===========    ========
                   Special Opportunities Subaccount
                   -----------------------------------
                      1996         1995      1994**
                   ------------ ----------- ----------
Increase (de-
 crease) in net
 assets from op-
 erations:
 Net investment
  income.........  $   103,759  $   19,701  $     457
 Net realized
  gain (loss)....       81,916       9,743         77
 Net unrealized
  appreciation
  (depreciation)
  during the
  year...........      264,010     126,004     (1,412)
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets re-
  sulting from
  operations.....      449,686     155,448       (878)
From policyholder
 transactions:
 Net premiums
  from policy-
  holders........    2,077,582     774,566    201,268
 Net benefits to
  policyholders..     (497,714)   (164,561)   (13,671)
 Net increase
  (decrease) in
  policy loans...          --          --         --
                   ------------ ----------- ----------
Net increase (de-
 crease) in net
 assets from pol-
 icyholder trans-
 actions.........    1,579,868     610,005    187,597
                   ------------ ----------- ----------
 Net increase
  (decrease) in
  net assets.....    2,029,554     765,453    186,719
Net assets at be-
 ginning of year.      952,172     186,719        --
                   ------------ ----------- ----------
Net assets at end
 of year.........  $ 2,981,726  $  952,172  $ 186,719
                   ============ =========== ==========

 * From May 1, 1996 (commencement of operations).

** From May 6, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                       Real Estate Equity Subaccount            Growth & Income Subaccount
                     -----------------------------------  ----------------------------------------
                        1996         1995        1994         1996          1995          1994
                     -----------  ----------  ----------  ------------  ------------  ------------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $   173,352  $  152,315  $  100,147  $ 19,126,495  $ 11,438,266  $  6,080,476
 Net realized gain
 (loss)...........        39,891     (39,490)    (17,561)      820,430        35,385      (249,230)
 Net unrealized
 appreciation
 (depreciation)
 during the year..       637,301     155,992     (47,683)    4,555,481    17,351,805    (5,560,223)
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase
 (decrease) in net
 assets resulting
 from operations..       850,544     268,817      34,903    24,502,406    28,875,456       771,023
 From policyholder
 transactions:
 Net premiums from
 policyholders....     1,161,434   1,086,721   1,225,072    32,903,369    20,933,714    20,019,801
 Net benefits to
 policyholders....    (1,008,265)   (814,812)   (573,521)  (21,130,764)  (16,972,544)  (16,374,221)
 Net increase
 (decrease) in
 policy loans.....        33,973     (13,207)     57,955     1,965,134     1,898,826     1,394,155
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net increase in
 net assets from
 policyholder
 transactions.....       187,142     258,702     709,506    13,737,738     5,859,996     5,039,735
                     -----------  ----------  ----------  ------------  ------------  ------------
  Net increase in
  net assets......     1,037,686     527,519     744,409    38,240,144    34,735,452     5,310,758
 Net assets at
 beginning of
 year.............     2,606,820   2,079,301   1,334,892   131,466,681    96,731,229    91,420,471
                     -----------  ----------  ----------  ------------  ------------  ------------
 Net assets at end
 of year..........   $ 3,644,506  $2,606,820  $2,079,301  $169,706,825  $131,466,681  $ 96,731,229
                     ===========  ==========  ==========  ============  ============  ============
                                                                                               Small Cap
                                                                     Short-Term U.S.             Value
                               Managed Subaccount                 Government Subaccount        Subaccount
                     ----------------------------------------- ------------------------------- ----------
                         1996          1995          1994         1996        1995    1994**     1996*
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Increase
 (decrease) in net
 assets from
 operations:
 Net investment
 income...........   $  8,984,359  $  6,216,150  $  2,300,636  $   186,525  $  2,454  $   217   $ 1,525
 Net realized gain
 (loss)...........        230,806        (6,127)     (182,296)         577       477       (6)       11
 Net unrealized
 appreciation
 (depreciation)
 during the year..     (2,103,918)    7,134,666    (2,984,103)     225,129     1,735     (282)    2,702
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase
 (decrease) in net
 assets resulting
 from operations..      7,111,247    13,344,689      (775,763)     412,231     4,666      (71)    4,238
 From policyholder
 transactions:
 Net premiums from
 policyholders....     14,481,195    13,141,463    13,309,384   24,721,092    68,539   21,611    63,825
 Net benefits to
 policyholders....    (12,942,967)  (11,680,334)  (10,118,793)    (147,655)  (14,808)    (263)   (3,155)
 Net increase
 (decrease) in
 policy loans.....        719,880     1,120,431       723,705          --        --       --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net increase in
 net assets from
 policyholder
 transactions.....      2,258,108     2,581,560     3,914,296   24,573,437    53,731   21,348    60,670
                     ------------- ------------- ------------- ------------ --------- -------- ----------
  Net increase in
  net assets......      9,369,355    15,926,249     3,138,533   24,985,668    58,397   21,277    64,908
 Net assets at
 beginning of
 year.............     71,234,163    55,307,914    52,169,381       79,674    21,277      --        --
                     ------------- ------------- ------------- ------------ --------- -------- ----------
 Net assets at end
 of year..........   $ 80,603,518  $ 71,234,163  $ 55,307,914  $25,065,342  $ 79,674  $21,277   $64,908
                     ============= ============= ============= ============ ========= ======== ==========

 * From May 1, 1996 (commencement of operations).

** From May 1, 1994 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

FOR THE YEARS AND PERIODS ENDED DECEMBER 31

                                                                                                  Frontier
                          International   Equity                  Turner Core     Edinburgh       Capital
                          Opportunities   Index    Strategic Bond   Growth      International   Appreciation
                           Subaccount   Subaccount   Subaccount   Subaccount  Equity Subaccount  Subaccount
                          ------------- ---------- -------------- ----------- ----------------- ------------
                              1996*       1996*        1996*         1996*          1996*          1996*
                          ------------- ---------- -------------- ----------- ----------------- ------------
Increase (decrease) in
 net assets from opera-
 tions:
 Net investment income
  (loss)................    $    187     $  4,671     $   509       $   875        $   337        $   (477)
 Net realized gain
  (loss)................          57          620          36            48            (91)          6,683
 Net unrealized appreci-
  ation (depreciation)
  during the year.......       7,271        6,278           8           784         (1,056)          1,317
                            --------     --------     -------       -------        -------        --------
 Net increase (decrease)
  in net assets result-
  ing from operations...       7,515       11,569         553         1,707           (810)          7,523
From policyholder trans-
 actions:
 Net premiums from poli-
  cyholders.............     141,907      234,122      13,347        28,147         91,573         230,461
 Net benefits to policy-
  holders...............      (4,149)      (9,816)       (681)       (1,061)        (1,860)        (78,774)
 Net increase (decrease)
  in policy loans.......         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net increase in net as-
 sets from policyholder
 transactions...........     137,758      224,306      12,665        27,085         89,713         151,686
                            --------     --------     -------       -------        -------        --------
 Net increase in net as-
  sets..................     145,273      235,875      13,218        28,792         88,903         159,209
Net assets at beginning
 of year................         --           --          --            --             --              --
                            --------     --------     -------       -------        -------        --------
Net assets at end of
 year...................    $145,273     $235,875     $13,218       $28,792        $88,903        $159,209
                            ========     ========     =======       =======        =======        ========

* From May 1, 1996 (commencement of operations).

See accompanying notes.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1996

NOTE 1. ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-one subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund, Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-one Portfolios of the Fund and of M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of fund shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from
 .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

NOTE 3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

NOTE 4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1996 were as follows:

  Portfolio                              Shares Owned     Cost        Value
  ---------                              ------------ ------------ ------------
Large Cap Growth........................     753,383  $ 12,264,052 $ 12,863,129
Sovereign Bond..........................   5,399,127    54,416,066   52,753,269
International Equities..................     223,257     3,471,773    3,757,643
Small Cap Growth........................      25,875       262,227      257,053
International Balanced..................       3,153        31,867       32,766
Mid Cap Growth..........................      16,156       163,468      165,152
Large Cap Value.........................       9,426        99,745      104,532
Money Market............................     996,019     9,960,187    9,960,187
Mid Cap Value...........................      20,128       214,216      228,427
Special Opportunities...................     180,471     2,593,124    2,981,726
Real Estate Equity......................     235,948     2,771,228    3,453,171
Growth & Income.........................  10,087,105   135,260,759  147,820,489
Managed.................................   5,312,019    70,602,813   70,927,719
Short-Term U.S. Government..............   2,494,808    25,291,924   25,065,342
Small Cap Value.........................       6,049        62,206       64,908
International Opportunities.............      13,709       138,002      145,273
Equity Index............................      21,256       229,597      235,875
Strategic Bond..........................       1,301        13,210       13,218
Turner Core Growth......................       2,482        28,008       28,792
Edinburgh International Equity..........       8,998        89,959       88,903
Frontier Capital Appreciation...........      12,716       157,892      159,209

JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

NOTE 4. DETAILS OF INVESTMENTS--CONTINUED

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1996, were as follows:

  Portfolio                                              Purchases     Sales
  ---------                                             ----------- -----------
Large Cap Growth....................................... $ 4,544,864 $   963,567
Sovereign Bond.........................................  10,719,783   2,708,914
International Equities.................................   1,233,884     646,203
Small Cap Growth.......................................     277,121      14,204
International Balanced.................................      33,304       1,445
Mid Cap Growth.........................................     174,282      10,797
Large Cap Value........................................     108,910       9,753
Money Market...........................................  35,555,205  44,368,729
Mid Cap Value..........................................     285,317      79,514
Special Opportunities..................................   1,904,890     221,262
Real Estate Equity.....................................     958,884     633,505
Growth & Income........................................  37,331,710   6,520,911
Managed................................................  15,375,370   4,875,941
Short-Term U.S. Government.............................  25,381,085     167,959
Small Cap Value........................................      64,983       2,788
International Opportunities............................     141,170       3,225
Equity Index...........................................     238,550       9,573
Strategic Bond.........................................      15,082       1,908
Turner Core Growth.....................................      29,706       1,746
Edinburgh International Equity.........................      92,504       2,454
Frontier Capital Appreciation..........................     244,138      92,928

            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Policyholders

John Hancock Mutual Variable Life Insurance Account UV

 of John Hancock Mutual Life Insurance Company

We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equities, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Special Opportunities, Real Estate Equity, Growth & Income, Managed, Short-Term U.S. Government, Small Cap Value, International Opportunities, Equity Index, Strategic Bond, Turner Core Growth, Edinburgh International Equity and Frontier Capital Appreciation Subaccounts) as of December 31, 1996, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1996, and the results of their operations and changes in their net assets for each of the periods indicated, in conformity with generally accepted accounting principles.

                                                         ERNST & YOUNG LLP

Boston, Massachusetts

February 7, 1997

            REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders

John Hancock Mutual Life Insurance Company

We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1996 and 1995, and the related statutory-basis summaries of operations, changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our report dated February 7, 1996, we expressed an opinion that the 1995 financial statements of the Company fairly present, in all material respects, the Company's financial position, results of operations, and cash flows in conformity with generally accepted accounting principles for mutual life insurance companies and with reporting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. As described in Note 1, the accompanying statutory-basis financial statements are no longer considered to be prepared in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented in the following paragraph, is different from that expressed in our previous report.

In our opinion, because of the effects of the matter described in the second preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Mutual Life Insurance Company at December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.

                                                         ERNST & YOUNG LLP

Boston, Massachusetts

February 14, 1997

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION

                                                                 December 31
                                                             -------------------
                                                               1996      1995
                                                             --------- ---------
                                                                (In millions)
ASSETS
Bonds--Note 6............................................... $22,467.0 $21,108.5
Stocks:
  Preferred.................................................     416.2     338.8
  Common....................................................     249.8     130.9
  Investments in affiliates.................................   1,268.9   1,265.3
                                                             --------- ---------
                                                               1,934.9   1,735.0
Mortgage loans on real estate--Note 6.......................   7,964.0   8,801.5
Real estate:
  Company occupied..........................................     372.1     377.4
  Investment properties.....................................   2,042.3   1,949.5
                                                             --------- ---------
                                                               2,414.4   2,326.9
Policy loans................................................   1,589.3   1,621.3
Cash items:
  Cash in banks and offices.................................     348.4     286.6
  Temporary cash investments................................   1,068.3     254.1
                                                             --------- ---------
                                                               1,416.7     540.7
Premiums due and deferred...................................     278.4     234.0
Investment income due and accrued...........................     547.8     597.5
Other general account assets................................   1,009.9     883.0
Assets held in separate accounts............................  13,969.1  12,928.2
                                                             --------- ---------
TOTAL ASSETS................................................ $53,591.5 $50,776.6
                                                             ========= =========
Obligations and Policyholders' Contingency Reserves
OBLIGATIONS
  Policy reserves........................................... $18,544.0 $17,711.4
  Policyholders' and beneficiaries' funds...................  14,679.3  14,724.8
  Dividends payable to policyholders........................     395.5     378.6
  Policy benefits in process of payment.....................     236.3     217.1
  Other policy obligations..................................     210.5     159.6
  Asset valuation reserve--Note 1...........................   1,064.8   1,014.3
  Federal income and other accrued taxes--Note 1............     125.1     250.5
  Other general account obligations.........................   1,521.7     873.2
  Obligations related to separate accounts..................  13,958.2  12,913.6
                                                             --------- ---------
TOTAL OBLIGATIONS...........................................  50,735.4  48,243.1
Policyholders' Contingency Reserves
  Surplus notes--Note 2.....................................     450.0     450.0
  Special contingency reserve for group insurance...........     194.8     193.1
  General contingency reserve...............................   2,211.3   1,890.4
                                                             --------- ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES...................   2,856.1   2,533.5
                                                             --------- ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES... $53,591.5 $50,776.6
                                                             ========= =========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS SUMMARY OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES

                                                      Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Income
  Premiums, annuity considerations and pension fund
   contributions..................................... $   8,003.1  $   8,127.8
  Net investment income--Note 4......................     2,803.1      2,678.5
  Other, net.........................................        68.6         90.8
                                                      -----------  -----------
                                                         10,874.8     10,897.1
Benefits and Expenses
  Payments to policyholders and beneficiaries:
    Death benefits...................................       886.8        787.4
    Accident and health benefits.....................       300.9        321.3
    Annuity benefits.................................     1,539.4      1,342.7
    Surrender benefits and annuity fund withdrawals..     5,565.4      5,243.6
    Matured endowments...............................        20.6         19.8
                                                      -----------  -----------
                                                          8,313.1      7,714.8
  Additions to reserves to provide for future
   payments to policyholders and beneficiaries.......       880.5      1,497.0
  Expenses of providing service to policyholders and
   obtaining new insurance:
    Field sales compensation and expenses............       275.0        277.4
    Home office and general expenses.................       514.8        455.8
  Payroll, state premium and miscellaneous taxes.....        70.9         78.6
                                                      -----------  -----------
                                                         10,054.3     10,023.6
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
       POLICYHOLDERS, FEDERAL INCOME TAXES AND NET
       REALIZED CAPITAL GAINS (LOSSES)...............       820.5        873.5
Dividends to policyholders...........................       399.4        465.9
Federal income taxes--Note 1.........................       107.1        128.5
                                                      -----------  -----------
                                                            506.5        594.4
                                                      -----------  -----------
      GAIN FROM OPERATIONS BEFORE NET REALIZED
       CAPITAL GAINS (LOSSES)........................       314.0        279.1
Net realized capital gains (losses)--Note 5..........       (43.6)        21.2
                                                      -----------  -----------
      NET INCOME.....................................       270.4        300.3
Other increases (decreases) in policyholders'
 contingency reserves:
  Net unrealized capital losses and other
   adjustments--Note 5............................... $     191.7  $     (85.1)
  Valuation reserve changes--Note 1..................       (27.5)         0.0
  Prior years' federal income taxes..................       (28.9)       (36.8)
  Other reserves and adjustments.....................       (83.1)       25.19
                                                      -----------  -----------
      NET INCREASE IN POLICYHOLDERS' CONTINGENCY
       RESERVES......................................       322.6        203.5
Policyholders' contingency reserves at beginning of
 year................................................     2,533.5      2,330.0
                                                      -----------  -----------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR... $   2,856.1  $   2,533.5
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                                                      Year ended December 31
                                                      ------------------------
                                                         1996         1995
                                                      -----------  -----------
                                                           (In millions)
Cash Flows From Operating Activities:
  Insurance premiums, annuity considerations and de-
   posits............................................ $   8,120.4  $   8,280.3
  Net investment income..............................     2,965.5      2,756.9
  Benefits to policyholders and beneficiaries........    (8,476.6)    (7,917.6)
  Dividends paid to policyholders....................      (382.6)      (464.9)
  Insurance expenses and taxes.......................      (884.1)      (795.1)
  Net transfers from separate accounts...............       198.2        132.0
  Other, net.........................................      (602.7)      (202.7)
                                                      -----------  -----------
    NET CASH PROVIDED FROM OPERATIONS................       938.1      1,788.9
                                                      -----------  -----------
Cash Flows Used In Investing Activities:
  Bond purchases.....................................    (7,590.7)    (6,456.9)
  Bond sales.........................................     2,812.4      2,874.9
  Bond maturities and scheduled redemptions..........     2,241.0      1,600.6
  Bond prepayments...................................     1,223.2        795.9
  Stock purchases....................................      (391.2)      (224.3)
  Proceeds from stock sales..........................       573.2        131.4
  Real estate purchases..............................      (447.7)      (375.1)
  Real estate sales..................................       382.1        365.0
  Other invested assets purchases....................      (214.7)       (46.5)
  Proceeds from the sale of other invested assets....       183.6        251.1
  Mortgage loans issued..............................    (1,582.7)    (2,041.6)
  Mortgage loan repayments...........................     2,247.3      1,277.9
  Other, net.........................................       205.3       (506.6)
                                                      -----------  -----------
    NET CASH USED IN INVESTING ACTIVITIES............      (358.9)    (2,354.2)
                                                      -----------  -----------
Cash Flows From Financing Activities:
  Issuance of short-term note payable................        90.0          0.0
  Issuance of REMIC notes payable....................       292.0        213.1
  Repayment of REMIC notes payable...................       (85.2)         0.0
                                                      -----------  -----------
    NET CASH PROVIDED FROM FINANCING ACTIVITIES......       296.8        213.1
                                                      -----------  -----------
INCREASE (DECREASE) IN CASH AND TEMPORARY CASH
 INVESTMENTS.........................................       876.0       (352.2)
Cash and temporary cash investments at beginning of
 year................................................       540.7        892.9
                                                      -----------  -----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR... $   1,416.7  $     540.7
                                                      ===========  ===========

  The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. The Company's insurance operations focus principally in three segments: the Retail Sector, which encompasses the Company's individual life, annuity, and long-term care operations; Group Pension, which offers single premium annuity and guaranteed investment contracts through both the general and separate accounts; and Business Insurance, its group life, health, and long-term care operations including administrative services provided to group customers. On October 10, 1996, the Company entered into an agreement to sell its group health and a portion of its group life business to WellPoint Health Networks Inc. of California during the first quarter of 1997. In addition, through its subsidiaries and affiliates, the Company also offers a wide range of investment management and advisory services and other related products including life insurance products for the Canadian market, sponsorship and distribution of mutual funds, real estate financing and management, and various other financial services. Investments in these subsidiaries and other affiliates are recorded on the statutory equity method.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada. The Company distributes its individual products in North America primarily through a career agency system. The career agency system is composed of company-owned, unionized branch offices and independent general agencies. The Company also distributes its individual products through several alternative distribution channels.

The Company markets pension and other investment-related products primarily to sponsors of retirement and savings plans covering employees of private sector companies, and plans covering public employees and collective bargaining unions and non-profit organizations. Products are marketed and sold through a combination of group pension field employee representatives, as well as marketing personnel and investment professionals employed by the Company.

The Company distributes its group benefit products through group representatives, who are John Hancock employees or through intermediaries, in key markets nationwide.

The preparation of the financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP). The 1995 financial statements presented for comparative purposes were previously described as being prepared in accordance with GAAP for mutual life insurance companies. Pursuant to Financial Accounting Standards Board Interpretation 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (FIN 40), as amended, which is effective for 1996 financial statements, financial statements based on statutory accounting practices can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements are no longer considered to be presented in conformity with GAAP.

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; and (9) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: The NAIC currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of prescribed statutory accounting practices. Accordingly, that project, which is expected to be completed in 1999 will likely change, to some extent, prescribed statutory accounting practices, and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of any such changes on the Company's statutory surplus cannot be determined at this time and could be material.

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly-liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

  Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at market. The discount or premium on bonds is amortized using the interest method.

  Investments in affiliates are included on the statutory equity method.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

  Mortgage loans are carried at outstanding principal balance or amortized cost.

  Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. Accumulated depreciation amounted to $393.5 million and $361.7 million at December 31, 1996 and 1995, respectively.

  Real estate acquired in satisfaction of debt and held for sale, which is classified with investment properties, is carried at the lower of cost or fair value as of the date of foreclosure.

  Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

  Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate and other invested assets. The Company makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve
(IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1996, the IMR, net of 1996 amortization of $18.9 million, amounted to $121.7 million which is included in other policy obligations. The corresponding 1995 amounts were $16.4 million and $69.5 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $41.6 million in 1996 and $52.9 million in 1995 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Nonadmitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $31.0 million in 1996 and $38.0 million in 1995.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at market value. The operations of the separate accounts are not included in the summary of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Fair Values of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

  The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

  Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments. The fair values for common and preferred stocks, other than subsidiary investments which are carried at equity values, are based on quoted market prices.

  The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

  The carrying amounts in the statement of financial position for policy loans approximates their fair value.

  The fair value of interest rate swaps and currency rate swaps is estimated using a discounted cash flow method adjusted for the difference between the rate of the existing swap and the current swap market rate. Discounted cash flows in foreign currencies are converted to U.S. dollars using current exchange rates.

  The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1996. The fair value for commitments to purchase real estate approximates the amount of the initial commitment.

  Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification basis. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Interest Rate and Currency Rate Swap Contracts and Financial Futures
Contracts: The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates ranging from 2% to 11 1/4%.

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:

                                          December 31, 1996   December 31, 1995
                                         ------------------- -------------------
                                         Statement   Fair    Statement   Fair
                                           Value     Value     Value     Value
                                         --------- --------- --------- ---------
                                                      (In millions)
Guaranteed investment contracts........  $11,921.6 $11,943.2 $12,014.3 $12,325.3
Fixed-rate deferred and immediate annu-
 ities.................................    3,909.3   3,886.1   3,494.5   3,478.6
Supplementary contracts without life
 contingencies.........................       45.6      46.0      39.6      40.7
                                         --------- --------- --------- ---------
                                         $15,876.5 $15,875.3 $15,548.4 $15,844.6
                                         ========= ========= ========= =========

Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves. No provision is generally recognized for temporary differences that may exist between financial reporting and taxable income.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the DER is set by the Internal Revenue Service in the second subsequent year, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Certain subsidiaries acquired by the Company have potential tax loss carryforwards of $114.1 million expiring through 1998. These amounts may be used in the consolidated tax return, but only to offset future taxable income related to those subsidiaries. The Company made federal tax payments of $309.9 million in 1996 and $211.5 million in 1995.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries'
Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions or increased benefits. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. During 1996, the Company refined certain actuarial assumptions inherent in the calculation of reserves related to guaranteed investment contracts resulting in a $27.5 million decrease in policyholders' contingency reserves at December 31, 1996.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

Restructuring Charge: In 1994, the Company provided for restructuring charges of $57.8 million in accordance with the Company's plan to reduce its cost structure and consolidate operations. The restructuring charge includes severance costs and facilities consolidation expenses. During 1996 and 1995, the Company paid $8.6 million and $32.9 million, respectively, under its restructuring plan. The remaining liability for restructuring charges at December 31, 1996 was $5.7 million.

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES-- CONTINUED

Reclassifications: Certain 1995 amounts have been reclassified to permit comparison with the corresponding 1996 amounts.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts Division of Insurance and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of the Commonwealth of Massachusetts Division of Insurance. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during each of 1996 and 1995.

NOTE 3--BORROWED MONEY

At December 31, 1996, the Company had a $500 million syndicated line of credit. There are 26 banks who are part of the syndicate which is under the leadership of Morgan Guaranty Trust Company of New York. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement, which terminates on June 30, 2001. The agreement does not contain a material adverse change clause. Under the terms of the agreement, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants. As of December 31, 1996, these covenants were met; however, no amounts had been borrowed under this agreement.

In 1995, the Company issued $213.1 million of debt through a Real Estate Mortgage Investment Conduit (REMIC). As collateral to the debt, the Company pledged $1,065.8 million of commercial mortgages to the REMIC Trust. In addition, the Company has guaranteed the timely payment of principal and interest on the debt. The debt was issued in two notes of equal amounts with last scheduled payment dates on March 25, 1997 and June 25, 1998, respectively. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rates plus 22 and 27 basis points, respectively. The LIBOR rates were 5.50% and 5.9375%, respectively, at December 31, 1996 and 1995. The outstanding balances of the notes totaled $127.9 million and $213.1 million at December 31, 1996 and 1995, respectively, and are included in other general account obligations.

In 1996, the Company issued $292.0 million of debt through a REMIC (REMIC II). As collateral to the debt, the Company pledged $1,455.4 million of commercial mortgages to the REMIC II Trust. The debt was issued in two notes. The class A1 notes totaled $70.0 million with a last scheduled payment date of December 26, 1997. The class A2 notes totaled $222.0 million with a last scheduled payment date of July 26, 1999. The interest rates on the two notes are calculated on a floating basis, based on the monthly LIBOR rate plus 5 and 19 basis points, respectively. The outstanding balances of the notes totaled $292.0 million at December 31, 1996 and are included in other general account obligations.

On December 31, 1996, the Company had outstanding a short-term note of $90.0 million payable to an affiliate at 5.70%. The note, which is included in other general account obligations, was repaid in early January 1997.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:

                                                                   1996   1995
                                                                  ------ ------
                                                                  (In millions)
Investment expenses.............................................. $333.8 $332.9
Interest expense.................................................   48.1   38.3
Depreciation on real estate and other invested assets............   73.3   62.7
Real estate and other investment taxes...........................   65.2   61.2
                                                                  ------ ------
                                                                  $520.4 $495.1
                                                                  ====== ======

NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains (losses) consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from asset sales and foreclosures................... $ 81.2  $ 118.6
Capital gains tax.............................................  (53.7)   (64.2)
Net capital gains transferred to the IMR......................  (71.1)   (33.2)
                                                               ------  -------
  Net Realized Capital Gains (Losses)......................... $(43.6) $  21.2
                                                               ======  =======

Net unrealized capital gains (losses) and other adjustments consist of the following items:

                                                                1996    1995
                                                               ------  -------
                                                               (In millions)
Net gains from changes in security values and book value ad-
 justments.................................................... $242.2  $  93.4
Increase in asset valuation reserve...........................  (50.5)  (178.5)
                                                               ------  -------
  Net Unrealized Capital Gains (Losses) and Other Adjustments. $191.7  $ (85.1)
                                                               ======  =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:

                                                 Gross      Gross
                                     Statement Unrealized Unrealized
                                       Value     Gains      Losses   Fair Value
                                     --------- ---------- ---------- ----------
                                                   (In millions)
    Year ended December 31, 1996
    ----------------------------
U.S. Treasury securities and
 obligations of U.S. government
 corporations and agencies.......... $   430.2  $    8.8    $  4.2   $   434.8
Obligations of states and political
 subdivisions.......................     175.2       8.8       3.9       180.1
Debt securities issued by foreign
 governments........................     203.5      30.1       0.0       233.6
Corporate securities................  16,902.1   1,083.2     112.6    17,872.7
Mortgage-backed securities..........   4,756.0     116.3      54.5     4,817.8
                                     ---------  --------    ------   ---------
  Total bonds                        $22,467.0  $1,247.2    $175.2   $23,539.0
                                     =========  ========    ======   =========
    Year ended December 31, 1995
    ----------------------------
U.S. Treasury securities and
 Obligations of U.S. government
 corporations and agencies.......... $   638.5  $   42.5    $  0.2   $   680.8
Obligations of states and political
 subdivisions.......................     194.1      20.6       0.1       214.6
Debt securities issued by foreign
 governments........................     297.7      42.2       0.0       339.9
Corporate securities................  18,358.6   1,818.3      73.9    20,103.0
Mortgage-backed securities..........   1,619.6      57.9      20.8     1,656.7
                                     ---------  --------    ------   ---------
  Total bonds....................... $21,108.5  $1,981.5    $ 95.0   $22,995.0
                                     =========  ========    ======   =========

The statement value and fair value of bonds at December 31, 1996, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                                                            Statement   Fair
                                                              Value     Value
                                                            --------- ---------
                                                               (In millions)
     Due in one year or less............................... $ 1,430.4 $ 1,463.8
     Due after one year through five years.................   5,987.3   6,226.8
     Due after five years through ten years................   5,421.9   5,732.3
     Due after ten years...................................   4,871.4   5,298.3
                                                            --------- ---------
                                                             17,711.0  18,721.2
     Mortgage-backed securities............................   4,756.0   4,817.8
                                                            --------- ---------
                                                            $22,467.0 $23,539.0
                                                            ========= =========

Proceeds from sales of bonds during 1996 and 1995 were $2.8 billion and $2.9 billion, respectively. Gross gains of $43.8 million in 1996 and $69.7 million in 1995 and gross losses of $27.6 million in 1996 and $44.3 million in 1995 were realized on these transactions.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

The cost of common stocks was $136.1 million and $78.1 million at December 31, 1996 and 1995, respectively. At December 31, 1996, gross unrealized appreciation on common stocks totaled $135.0 million, and gross unrealized depreciation totaled $21.3 million. The fair value of preferred stock totaled $416.2 million at December 31, 1996 and $338.8 million at December 31, 1995.

Mortgage loans with outstanding principal balances of $56.0 million, bonds with amortized cost of $159.7 million and real estate with depreciated cost of $23.0 million were nonincome producing for the twelve months ended December 31, 1996.

Restructured commercial mortgage loans aggregated $385.8 million and $466.0 million as of December 31, 1996 and 1995, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:

                                                         Year ended December 31
                                                         -----------------------
                                                            1996        1995
                                                         ----------- -----------
                                                              (In millions)
     Expected........................................... $      46.3 $      47.0
     Actual.............................................        29.1 $      26.8

Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1996, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

        Property
          Type           Statement Value
        --------         ---------------
                          (In millions)
Apartments..............    $1,667.9
Hotels..................       147.4
Industrial..............       882.1
Office buildings........     1,707.0
Retail..................     1,489.8
1-4 Family..............         7.4
Agricultural............     1,608.1
Other...................       454.3
                            --------
                            $7,964.0
                            ========

        Property
          Type           Statement Value
        --------         ---------------
                          (In millions)
East North Central......    $  734.6
East South Central......       158.9
Middle Atlantic.........     1,543.3
Mountain................       382.8
New England.............       843.9
Pacific.................     2,015.4
South Atlantic..........     1,437.6
West North Central......       240.6
West South Central......       558.3
Other...................        48.6
                            --------
                            $7,964.0
                            ========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 6--INVESTMENTS--CONTINUED

At December 31, 1996, the fair values of the commercial and agricultural mortgage loan portfolios were $6.6 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1995 were approximately $7.6 billion and $1.8 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1996 were 9.92% and 7.0% for agricultural loans, 9.25% and 6.75% for other properties, and 8.05% and 7.0% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1996 were $742.0 million, $317.8 million, and $14.2 million, respectively. The corresponding amounts in 1995 were $455.2 million, $276.7 million, and $12.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1996 were $304.0 million, $217.0 million and $251.2 million, respectively. The corresponding amounts in 1995 were $281.0 million, $217.0 million and $185.4 million, respectively.

Amounts recoverable on paid claims and funds held by reinsurers were as follows:

                                                          Year endedDecember 31
                                                          ---------------------
                                                             1996       1995
                                                          ---------- ----------
                                                              (In millions)
     Reinsurance recoverables............................ $     26.5 $     30.7
     Funds held by reinsurers............................       23.4        2.6

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $226.4 million at December 31, 1996 and $212.7 million at December 31, 1995.

Effective January 1, 1994, John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1996, 1995 and 1994 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $24.5 million and $32.7 million of cash for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $15.7 million and $20.3 million in 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

Effective January 1, 1996, Variable Life entered into a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 and 1996 issues of retail annuity contracts (Independence Preferred and Declaration). In connection with this agreement, the Company transferred $23.2 million of cash for surrender benefits, tax, reserve increase, commission, expense allowances and premium to Variable Life, which decreased the Company's net gain from operations by $15.1 million in 1996.

To the extent that an assuming reinsurance company is unable to meet its obligations under a reinsurance agreement, the Company remains liable as the direct insurer on all risks reinsured.

No policies issued by the Company have been reinsured with a foreign company which is controlled either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1996 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFIT PLANS

The Company provides retirement benefits to substantially all employees and general agency personnel. These benefits are provided through both defined benefit and defined contribution pension plans. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $84.4 million in 1996 and $76.3 million in 1995. The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $9,500 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $9,500. The Company matches the first 3% of pretax contributions for marketing representatives and the first 2% of pretax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFIT PLANS--CONTINUED

The Company provides additional compensation to certain employees based on achievement of annual and long-term corporate financial objectives.

Pension expense is summarized as follows:

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                       -----------  -----------
                                                            (In millions)
     Defined benefit plans:
       Service cost--benefits earned during the peri-
        od...........................................  $      32.4  $      30.1
       Interest cost on the projected benefit obliga-
        tion.........................................        107.4        103.5
       Actual return on plan assets..................       (225.1)      (369.5)
       Net amortization and deferral.................         85.0        260.5
                                                       -----------  -----------
                                                              (0.3)        24.6
     Defined contribution plans......................         21.4         19.8
                                                       -----------  -----------
     Total pension expense...........................  $      21.1  $      44.4
                                                       ===========  ===========

Assumptions used in accounting for the defined benefit pension plans were as follows:

                                                                     1996  1995
                                                                     ----- -----
     Discount rate.................................................. 7.25% 7.50%
     Weighted rate of increase in compensation levels............... 4.78% 5.10%
     Expected long-term rate of return on assets.................... 8.50% 7.75%

The following table sets forth the funded status and actuarially determined amounts related to the Company's defined benefit pension plans:

                                                       Year ended December 31
                                                       ------------------------
                                                          1996         1995
                                                       -----------  -----------
                                                            (In millions)
     Actuarial present value of benefit obligations:
       Vested benefit obligation.....................  $  (1,344.8) $  (1,242.9)
                                                       ===========  ===========
       Accumulated benefit obligation................  $  (1,387.7) $  (1,300.3)
                                                       ===========  ===========
     Projected benefit obligation....................  $  (1,582.4) $  (1,480.0)
     Plan assets fair value..........................      1,787.6      1,645.3
                                                       -----------  -----------
     Excess of plan assets over projected benefit ob-
      ligation.......................................        205.2        165.3
     Unrecognized net gain...........................       (176.1)      (139.1)
     Prior service cost not yet recognized in net pe-
      riodic pension cost............................         42.8         50.0
     Unrecognized net asset, net of amortization.....        (95.9)      (111.2)
                                                       -----------  -----------
     Net pension liability...........................  $     (24.0) $     (35.0)
                                                       ===========  ===========

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

Since 1993, the Company funded a portion of the postretirement obligation. The Company's policy is to fund postretirement benefits for non-union employees to the maximum amount that can be deducted for federal income tax purposes and to fund the benefits for union employees, which are fully tax qualified, at sufficient amounts so that the total accrued liability related to postretirement benefits is zero. As of December 31, 1996, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees while plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments. The following table shows the plans' combined funding status for vested benefits reconciled with the amounts recognized in the Company's statements of financial position.

                                                      December 31
                                          -------------------------------------
                                                1996               1995
                                          ------------------ ------------------
                                          Medical            Medical
                                            and      Life      and      Life
                                          Dental   Insurance Dental   Insurance
                                           Plans     Plans    Plans     Plans
                                          -------  --------- -------  ---------
                                                     (In millions)
Accumulated postretirement benefit obli-
 gation:
  Retirees............................... $(234.2)  $(100.6) $(236.5)  $ (89.2)
  Fully eligible active plan partici-
   pants.................................   (46.4)    (19.4)   (42.9)    (20.1)
                                          -------   -------  -------   -------
                                           (280.6)   (120.0)  (279.4)   (109.3)
Plan assets at fair value................   132.4       0.0     96.9       0.0
                                          -------   -------  -------   -------
Accumulated postretirement benefit
 obligation in excess of plan assets.....  (148.2)   (120.0)  (182.5)   (109.3)
Unrecognized prior service cost..........    16.7       5.3     18.2       5.8
Unrecognized prior net gain..............   (93.0)      4.0    (84.2)     (4.2)
Unrecognized transition obligation.......   256.8      78.4    272.9      83.3
                                          -------   -------  -------   -------
Accrued postretirement benefit cost...... $  32.3   $ (32.3) $  24.4   $ (24.4)
                                          =======   =======  =======   =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

Net postretirement benefits costs for the years ended December 31, 1996 and 1995 were $47.4 million and $50.2 million, respectively, and include the expected cost of such benefits for newly eligible or vested employees, interest cost, and amortization of the transition liability.

Net periodic postretirement benefits cost included the following components:

                                                        December 31
                                            -------------------------------------
                                                  1996               1995
                                            ------------------ ------------------
                                            Medical            Medical
                                              and      Life      and      Life
                                            Dental   Insurance Dental   Insurance
                                             Plans     Plans    Plans     Plans
                                            -------  --------- -------  ---------
                                                       (In millions)
     Eligibility cost...................... $  7.1     $ 1.8   $  5.3     $ 1.5
     Interest cost.........................   19.8       8.3     21.1       7.8
     Actual return on plan assets..........  (15.9)      0.0    (15.5)      0.0
     Net amortization and deferral.........   20.9       5.4     25.0       5.0
                                            ------     -----   ------     -----
     Net periodic postretirement benefit
      cost................................. $ 31.9     $15.5   $ 35.9     $14.3
                                            ======     =====   ======     =====

The discount rate used in determining the accumulated postretirement benefit obligation at December 31, 1996 was 7.25% (7.5% for 1995). The annual assumed rate of increase in the health care cost trend rate for the medical coverages is 8.0% for 1997 (8.25% was assumed for 1996) and is assumed to decrease gradually to 5.25% in 2001 and remain at that level thereafter. The health care cost trend rate assumption has a significant effect on the amounts reported. For example, increasing the assumed health care cost trend rates by one percentage point in each year would increase the accumulated post retirement benefit obligation for the medical coverages as of December 31, 1996 by $28.1 million and the aggregate of the eligibility and interest cost components of net periodic postretirement benefit cost by $2.9 million for 1996 and $3.6 million for 1995.

Postretirement welfare benefits for non-vested employees are not reflected in the above expenses or accumulated postretirement benefit obligations. As of December 31, 1996, the accumulated postretirement benefit obligations for non-vested employees amounted to $69.4 million for medical and dental plans and $10.7 million for life insurance plans. The corresponding amounts as of December 31, 1995 were $67.7 million and $10.8 million, respectively.

NOTE 10--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial services entities.

Total assets of unconsolidated affiliates amounted to $9.6 billion at December 31, 1996 and $9.5 billion at December 31, 1995; total liabilities amounted to $8.5 billion at December 31, 1996 and $8.3 billion at December 31, 1995; and total net income was $193.0 million in 1996 and $89.5 million in 1995.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--AFFILIATES--CONTINUED

During 1996, the Company sold certain of its affiliates including its ongoing property and casualty business and its broker-dealer operations to realign its business objectives.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements. Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 15).

The Company received dividends of $9.4 million and $9.7 million in 1996 and 1995, respectively, from unconsolidated affiliates.

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The Company enters into interest rate swap contracts for the purpose of converting the interest rate characteristics (fixed or variable) of certain investments to match those of related insurance liabilities. Maturities of current agreements range from 1997 to 2026. These swaps involve, to varying degrees, interest rate risk in excess of amounts recognized in the statement of financial position.

The Company enters into currency rate swap agreements to manage exposure to foreign exchange rate fluctuations. Maturities of current agreements range through 2009. Should the counterparty fail to meet the terms of the contract, the Company's market risk is limited to the currency rate differential.

The Company enters into interest rate cap and floor contracts to manage exposure on underlying security values due to a rise in interest rates. Maturities of current agreements range through 2003.

The Company also uses financial futures contracts to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contract or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. Net deferred losses on future contracts were $0.5 million and $7.7 million at December 31, 1996 and 1995, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 11--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

The contract or notional amount of the foregoing financial instruments, which indicates the Company's involvement and, in certain instances, maximum credit risk related to those instruments, is as follows:

                                                                December 31
                                                             -----------------
                                                               1996     1995
                                                             -------- --------
                                                               (In millions)
Futures contracts to purchase securities.................... $  117.6 $   62.2
                                                             ======== ========
Futures contracts to sell securities........................ $  136.4 $  299.9
                                                             ======== ========
Notional amount of interest rate swaps, interest rate
 swaptions, currency rate swaps, interest rate caps and in-
 terest rate floors to:
  Receive variable rates.................................... $3,822.8 $1,735.0
                                                             ======== ========
  Receive fixed rates....................................... $2,912.5 $1,756.3
                                                             ======== ========

The Company continually monitors its positions and the credit ratings of the counterparties to these financial instruments. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that any such losses would be immaterial.

Based on market rates in effect at December 31, 1996, the Company's interest rate swaps, interest rate swaptions, currency rate swaps, interest rate caps, and interest rate floors represented (assets) liabilities to the Company with fair values of $16.4 million, $0.0 million, $41.1 million, $(0.6) million and $(0.1) million, respectively. The corresponding amounts as of December 31, 1995 were $37.0 million, $0.0 million, $23.3 million, $(0.3) million and $0.0 million, respectively.

NOTE 12--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $32.1 million in 1996 and $32.2 million in 1995. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:

                                                               December 31, 1996
                                                               -----------------
                                                                 (In millions)
     1997.....................................................       $23.2
     1998.....................................................        18.8
     1999.....................................................        15.3
     2000.....................................................        12.3
     2001.....................................................         7.8
     Thereafter...............................................        17.0
                                                                     -----
     Total minimum payments...................................       $94.4
                                                                     =====

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                      December 31, 1996 Percent
                                                      ----------------- -------
                                                        (In millions)
Subject to discretionary withdrawal (with adjust-
 ment):
  With market value adjustment.......................     $ 1,748.9        4.9%
  At book value less surrender charge................       2,681.4        7.5
                                                          ---------      -----
  Total with adjustment..............................       4,430.3       12.4
  Subject to discretionary withdrawal (without ad-
   justment) at book value...........................         815.7        2.3
  Subject to discretionary withdrawal--separate ac-
   counts............................................      11,816.8       33.0
Not subject to discretionary withdrawal:
  General account....................................      17,422.1       48.7
  Separate accounts..................................       1,297.3        3.6
                                                          ---------      -----
Total annuity reserves and deposit liabilities--be-
 fore reinsurance....................................      35,782.2      100.0%
                                                                         =====
Less reinsurance ceded...............................          (0.2)
                                                          ---------
Net annuity reserves and deposit fund liabilities....     $35,782.0
                                                          =========

Any liquidation costs associated with the $11.8 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 14--UNPAID CLAIMS

Activity in the liability for accident and health unpaid claims is as follows:

                                                                  1996    1995
                                                                 ------  ------
                                                                 (In millions)
Balance at January 1............................................ $207.7  $216.2
  Less reinsurance recoverables.................................    4.0    (7.3)
                                                                 ------  ------
Net balance at January 1........................................  203.7   208.9
                                                                 ------  ------
Incurred related to:
  Current year..................................................  293.8   301.0
  Prior years...................................................  (36.1)  (25.2)
                                                                 ------  ------
Total incurred..................................................  257.7   275.8
                                                                 ------  ------
Paid related to:
  Current year..................................................  183.7   192.0
  Prior years...................................................   71.7    89.0
                                                                 ------  ------
Total paid......................................................  255.4   281.0
                                                                 ------  ------
Net balance at December 31......................................  206.0   203.7
  Plus reinsurance recoverable..................................    3.0     4.0
                                                                 ------  ------
Balance at December 31.......................................... $209.0  $207.7
                                                                 ======  ======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--UNPAID CLAIMS--CONTINUED

As a result of favorable changes in claim estimates and a decline in fully insured business, the liability for prior year claims decreased in 1996 and 1995.

NOTE 15--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and real estate and issue real estate mortgages totaling $619.4 million, $14.7 million, $160.2 million and $275.4 million, respectively, at December 31, 1996. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The fair value of the commitments described above is $1.1 billion at December 31, 1996. The majority of these commitments expire in 1997.

The Company has contingent liabilities, pursuant to guarantee agreements issued in connection with real estate joint ventures, in the amount of $43.3 million.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1996, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 is $907.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1996 and 1995 amounted to $3.4 million and $0.0 million, respectively.

During 1996, the Company entered into credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired and equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1996, the aggregate outstanding principal balance of the pools of loans was $535.3 million. There were no mortgage loans buy-backs in 1996.

The Company has a support agreement with JHVLICo under which the Company agrees to continue directly or indirectly to own all of JHVLICo's common stock and maintain JHVLICo's net worth at not less than $1 million.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--COMMITMENTS AND CONTINGENCIES--CONTINUED

The Company has a support agreement with John Hancock Capital Corporation
(JHCC) under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1996 were $278.3 million for short-term borrowings and $145.1 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

Various lawsuits arise against the Company in the course of the Company's business. Purported class actions and individual actions have been or could be brought against the Company in its normal course of business. While the Company specifically denies any wrongdoing, such litigation is subject to many uncertainties, and given the current environment and complexity of various types of litigation, their outcome can not be predicted. Accordingly, the Company has established a litigation reserve. As appropriate, the reserve will be used for legal and other costs related to opposing such litigation or in the ultimate settlement of suits. The reserve has been charged directly to policyholders' contingency reserves of the Company. The Company believes that the ultimate outcome of pending litigation should not have a material adverse effect on the Company's financial position.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 16--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:

                                              Year ended December 31
                                      ----------------------------------------
                                             1996                 1995
                                      -------------------  -------------------
                                      Carrying    Fair     Carrying    Fair
                                       Amount     Value     Amount     Value
                                      --------- ---------  --------- ---------
                                                   (In millions)
Assets
  Bonds--Note 6...................... $22,467.0 $23,539.0  $21,108.5 $22,995.0
  Preferred stocks--Note 6...........     416.2     416.2      338.8     338.8
  Common stocks--Note 6..............     249.8     249.8      130.9     130.9
  Mortgage loans on real estate--Note
   6.................................   7,964.0   8,400.2    8,801.5   9,381.8
  Policy loans--Note 1...............   1,589.3   1,589.3    1,621.3   1,621.3
  Cash and cash equivalents--Note 1..   1,416.7   1,416.7      540.7     540.7
Liabilities
  Guaranteed investment contracts--
   Note 1............................  11,921.6  11,943.2   12,014.3  12,325.3
  Fixed rate deferred and immediate
   annuities--Note 1.................   3,909.3   3,886.1    3,494.5   3,478.6
  Supplementary contracts without
   life contingencies--Note 1........      45.6      46.0       39.6      40.7
Derivatives liabilities relating
 to:--Note 11
Interest rate swaps..................       --       16.4        --       37.0
Currency rate swaps..................       --       41.1        --       23.3
Interest rate caps...................       --       (0.6)       --       (0.3)
Interest rate floors.................       --       (0.1)       --        0.0
Commitments--Note 15.................       --    1,095.7        --    1,070.2

The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

                       APPENDIX--OTHER POLICY PROVISIONS

SETTLEMENT PROVISIONS

  In place of a single payment, an amount of $1,000 or more payable under the Policy as a benefit or as the surrender value, if any, may be left with John Hancock under the terms of a supplementary agreement. The agreement will be issued when the proceeds are applied through the election of any one of the options below.

  The following options are subject to the restrictions and limitations stated in the Policies.

    Option 1--Interest Income at the declared rate but not less than 3 1/2% a year on proceeds held on deposit.

    Option 2A--Income of a Specified Amount, with payments each year totaling at least 1/12th of the proceeds, until the proceeds, with interest credited at the declared rate but not less than 3 1/2% a year on unpaid balances, are fully paid.

    Option 2B--Income for a Fixed Period, with each payment as declared.

    Option 3--Life Income with Payments for a Guaranteed Period.

    Option 4--Life Income without Refund at the death of the Payee of any part of the proceeds applied. Only one payment is made if the Payee dies before the second payment is due.

    Option 5--Life Income with Cash Refund at the death of the Payee of the amount, if any, equal to the proceeds applied less the sum of all income payments made.

  No election of an option may provide for income payments of less than $50.

  Other options may be arranged with John Hancock's approval.

ADDITIONAL INSURANCE BENEFITS

  On payment of an additional premium and subject to certain age and insurance underwriting requirements, certain additional provisions, such as Disability Waiver of Premiums and Accidental Death Benefits, which are subject to the restrictions and limitations set forth therein, may be included in a Policy.

GENERAL PROVISIONS

  BENEFICIARY. The Beneficiary will be as shown in the application for the Policy, unless thereafter changed by the Owner in accordance with the terms of the Policy. If the insured dies and there is no surviving Beneficiary, the Owner will be the Beneficiary, but if the insured was the Owner, the Owner's estate will be the Beneficiary.

  ASSIGNMENT. The Owner's interest in the Policy may be assigned without the consent of any revocable Beneficiary. John Hancock will not be on notice of any assignment unless it is in writing and until a duplicate of the original assignment has been filed at John Hancock's Servicing Office. John Hancock assumes no responsibility for the validity or sufficiency of any assignment.

  AGE AND SEX. If the age or sex of the insured has been misstated, John Hancock will adjust the Initial Sum Insured and every other benefit to that which the premium paid would have purchased at the correct age and sex.

  SUICIDE. If the insured commits suicide, while sane or insane, within 2 years (except where state law requires a shorter period) from the issue date shown in the Policy, John Hancock will pay in place of all other benefits an amount equal to the premiums paid less any indebtedness.

  AVIATION ACTIVITY EXCLUSION. If the insured dies in an aviation accident while a crew member on other than a commercial aircraft and the Policy provides at the request of the Owner for a limited benefit in such situation, John Hancock will pay in place of all other benefits an amount equal to the greater of the premiums paid or the surrender value, less indebtedness.

  INCONTESTABILITY. The Policy, except for any provision for a disability benefit or additional benefits provisions added after issue, shall be incontestable after it has been in force during the lifetime of the insured for 2 years from its issue date except for nonpayment of premium.

  DEFERRAL OF DETERMINATIONS AND PAYMENTS. If the Policy is not on a fixed non-forfeiture option, payment of any death, surrender, or loan proceeds will ordinarily be made within seven days after receipt at John Hancock's Servicing Office of all documents required for any such payment. Approximately two-thirds of the claims for death proceeds which are made within two years after the date of issue of the Policy will be investigated to determine whether the claim should be contested and payment of these claims will therefore be delayed.

  John Hancock may defer the determination, payment or application of such amounts if the effective date for determining such amounts falls within any period during which: (1) the disposal or valuation of the Accounts' assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the Commissions' rules and regulations, trading is restricted or an emergency is deemed to exist or (2) the Commission by order permits postponement of such actions for the protection of John Hancock Owners.

  Under a Policy being continued under a fixed non-forfeiture option payment of the cash value or loan proceeds may be deferred by John Hancock for up to six months after receipt of a request therefor. Interest will be accrued at an annual rate of 3 1/2% if such a deferment extends beyond 29 days.

  The foregoing description of Policy provisions is qualified by reference to the specimen Policies which have been filed as exhibits to the Registration Statement.

             APPENDIX--ILLUSTRATION OF DEATH BENEFITS, CASH VALUES
                           AND ACCUMULATED PREMIUMS.

  The following tables illustrate the way in which the three types of Policies operate. Each table illustrates the changes in the death benefit and cash value of the base Policy, disregarding any dividends or Policy loans. Each table separately illustrates the operation of a Policy assuming dividends WHICH ARE NOT GUARANTEED are used to purchase additional variable paid-up death benefits. The tables show how the death benefit and cash value may vary over an extended period of time assuming the subaccounts experience hypothetical rates of investment return (i.e., investment income and capital gains and losses, realized or unrealized) equivalent to constant gross annual rates of 0%, 6% and 12%. The tables are based on given annual premiums for a standard risk and will assist in a comparison of the total death benefit and cash value figures set forth in the tables with those under other variable life insurance policies which may be issued by John Hancock or other companies. The death benefit and cash value for a Policy would be different from those shown if premiums are paid more frequently than annually or if the actual gross rates of investment return applicable to the Policy average 0%, 6% or 12% over a period of years, but nevertheless fluctuated above or below the average for individual Policy years.

  The amounts shown for the death benefit and cash value as of the end of each Policy year reflect a total asset charge of 1.086% comprised of the daily charge against the Account for mortality and expense risks (equivalent to an effective annual rate of .50% of the value of the Account's assets), an average asset charge for the daily investment advisory expense charges to the Portfolios of the Fund (equivalent to an effective annual rate of .39%) and an assumed average asset charge for the annual non-advisory operating expenses of each Portfolio of the Fund (equivalent to an effective annual rate of .20%). For a description of expenses charged to the Portfolios, including the reimbursement of any Portfolio for annual non-advisory operating expenses in excess of an effective annual rate of .25%, a continuing obligation of the Fund's investment adviser, see the attached prospectus for the Fund. The charges for the daily investment management fee and the annual non-advisory operating expenses are based on the hypothetical assumption that Policy values are allocated equally among the seven subaccounts. The actual charges and expenses associated with any Policy may be more or less than 1.086% and will vary depending upon the actual allocation of Policy values among subaccounts.

  The tables reflect that no charge is currently made to the Account for Federal income taxes. However, John Hancock reserves the right to make such a charge in the future and any charge would require higher rates of investment return in order to produce the same Policy values.

  The second column of each table shows the amount to which the total premiums to the end of a Policy year during the premium paying period would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually.

  The death benefits (and resulting cash values) shown for additional variable paid-up death benefits purchased with dividends paid under a Policy are illustrative of those which would be paid if investment retruns of 0%, 6% and 12% are realized, if John Hancock's mortality and expense experience in the future is as currently experienced and if its dividend scale remains unchanged. However, as experience has clearly shown, conditions cannot be expected to continue unchanged, and accordingly dividend scales must be expected to change from time to time. MOREOVER, THERE IS NO GUARANTEE AS TO THE AMOUNT OF DIVIDENDS, IF ANY, THAT WILL BE PAID UNDER A POLICY. Although the tables are based on the assumption that dividends will be used to purchase additional variable paid-up death benefits, other dividend options are available. (See "Annual Dividends".)

  John Hancock will furnish upon request a comparable illustration reflecting the proposed insured's age, sex, smoking status and the Initial Sum Insured or premium amount requested, and assuming that premiums are paid on an annual basis and the proposed insured is a standard risk.

PLAN:VARIABLE WHOLE LIFE 100
   AGE 25 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $135,135 ANNUAL PREMIUM $1,250.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                             0%                     6%                     12%
                   ---------------------- ---------------------- -----------------------
                       Death Benefit          Death Benefit           Death Benefit
                   ---------------------- ---------------------- -----------------------
        Prms Accum
            at      Base   Var Pu          Base   Var Pu          Base   Var Pu
 Year    5%/Annum  Policy   Adds   Total  Policy   Adds   Total  Policy   Adds    Total
 ----   ---------- ------- ------ ------- ------- ------ ------- ------- ------- -------
     1     1,313   135,135     0  135,135 135,550      0 135,550 142,561       0 142,561
     2     2,691   135,135   208  135,343 135,588    208 135,796 143,283     208 143,491
     3     4,138   135,135   400  135,535 135,786    410 136,196 147,033     421 147,454
     4     5,657   135,135   575  135,710 135,993    608 136,600 151,098     642 151,739
     5     7,252   135,135   734  135,869 136,206    799 137,005 155,417     869 156,286
     6     8,928   135,135   879  136,014 136,423    986 137,409 159,987   1,105 161,092
     7    10,686   135,135 1,011  136,146 136,644  1,168 137,812 164,813   1,350 166,164
     8    12,533   135,135 1,153  136,288 136,870  1,374 138,244 169,906   1,679 171,585
     9    14,472   135,135 1,302  136,437 137,099  1,601 138,700 175,277   2,126 177,403
    10    16,508   135,135 1,458  136,593 137,332  1,853 139,185 180,939   2,712 183,652
    15    28,322   135,135 2,420  137,555 138,519  3,981 142,500 213,370   8,251 221,620
    20    43,399   135,135 3,384  138,519 139,804  7,708 147,512 255,762  19,892 275,654
    25    62,642   135,135 4,103  139,238 141,231 12,607 153,838 312,737  40,264 353,002
    30    87,201   135,135 4,595  139,730 142,712 18,666 161,378 386,200  74,054 460,254
    35   118,545   135,135 4,986  140,121 144,248 26,213 170,461 481,203 129,322 610,525
Age 65   158,550   135,135 5,342  140,477 145,835 35,315 181,150 604,241 217,588 821,829
                             0%                     6%                     12%
                   ---------------------- ---------------------- -----------------------
                         Cash Value             Cash Value             Cash Value
                   ---------------------- ---------------------- -----------------------
        Base Prem
         Accum at   Base   Var Pu          Base   Var Pu          Base   Var Pu
 Year    5%/Annum  Policy   Adds   Total  Policy   Adds   Total  Policy   Adds    Total
 ----   ---------- ------- ------ ------- ------- ------ ------- ------- ------- -------
     1     1,313        94     0       94      99      0      99     105       0     105
     2     2,691       934    34      968     995     34   1,028   1,056      34   1,090
     3     4,138     1,774    67    1,841   1,937     69   2,007   2,108      71   2,179
     4     5,657     2,613   100    2,713   2,929    106   3,035   3,269     112   3,381
     5     7,252     3,448   132    3,580   3,968    145   4,112   4,548     158   4,706
     6     8,928     4,278   164    4,443   5,056    185   5,241   5,957     208   6,165
     7    10,686     5,101   196    5,297   6,192    227   6,420   7,503     264   7,767
     8    12,533     5,915   232    6,147   7,379    277   7,656   9,202     340   9,542
     9    14,472     6,720   271    6,991   8,614    335   8,949  11,063     447  11,510
    10    16,508     7,513   315    7,828   9,899    402  10,301  13,102     591  13,693
    15    28,322    11,495   627   12,123  17,345  1,036  18,381  26,840   2,156  28,996
    20    43,399    15,037 1,045   16,082  26,110  2,390  28,499  47,986   6,193  54,178
    25    62,642    17,723 1,498   19,221  35,800  4,623  40,423  79,639  14,826  94,465
    30    87,201    19,972 1,967   21,938  46,822  8,025  54,847 127,290  31,977 159,267
    35   118,545    21,708 2,473   24,181  58,936 13,060  71,996 197,510  64,715 262,225
Age 65   158,550    22,958 3,032   25,990  71,982 20,142  92,124 299,610 124,650 424,260

--------
* Corresponding to modal premiums of: Semi-annual $638.73, Quarterly $325.90, Special Monthly $108.30
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE 100
   AGE 40 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $113,968 ANNUAL PREMIUM $2,000.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                               0%                     6%                     12%
                     ---------------------- ---------------------- -----------------------
                         Death Benefit          Death Benefit           Death Benefit
                     ---------------------- ---------------------- -----------------------
          Prms Accum
              at      Base   Var Pu          Base   Var Pu          Base   Var Pu
  Year     5%/Annum  Policy   Adds   Total  Policy   Adds   Total  Policy   Adds    Total
  ----    ---------- ------- ------ ------- ------- ------ ------- ------- ------- -------
     1       2,100   113,968     0  113,968 114,318      0 114,318 120,231       0 120,231
     2       4,305   113,968   102  114,070 114,417    102 114,519 122,111     102 122,213
     3       6,620   113,968   196  114,164 114,581    202 114,783 125,257     262 125,519
     4       9,051   113,968   282  114,250 114,754    342 115,096 128,695     511 129,206
     5      11,604   113,968   362  114,330 114,931    536 115,467 132,341     854 133,196
     6      14,284   113,968   459  114,427 115,112    780 115,892 136,184   1,296 137,479
     7      17,098   113,968   577  114,545 115,295  1,072 116,367 140,221   1,840 142,061
     8      20,053   113,968   735  114,703 115,480  1,437 116,917 144,460   2,529 146,989
     9      23,156   113,968   923  114,891 115,667  1,867 117,535 148,909   3,365 152,273
    10      26,413   113,968 1,139  115,107 115,857  2,366 118,224 153,577   4,367 157,944
    15      45,315   113,968 2,421  116,389 116,823  5,812 122,635 180,222  12,462 192,684
    20      69,438   113,968 3,776  117,744 117,844 10,765 128,609 214,207  27,661 241,868
  Age 65   100,226   113,968 4,895  118,863 118,945 16,990 135,935 258,552  53,375 311,927
    30     139,521   113,968 5,836  119,804 120,069 24,212 144,791 314,489  95,727 410,216
    35     189,672   113,968 6,651  120,619 121,212 34,125 155,337 385,101 163,843 548,944
                               0%                     6%                     12%
                     ---------------------- ---------------------- -----------------------
                           Cash Value             Cash Value             Cash Value
                     ---------------------- ---------------------- -----------------------
          Base Prem
           Accum at   Base   Var Pu          Base   Var Pu          Base   Var Pu
  Year     5%/Annum  Policy   Adds   Total  Policy   Adds   Total  Policy   Adds    Total
  ----    ---------- ------- ------ ------- ------- ------ ------- ------- ------- -------
     1       2,100       591     0      591     626      0     626     662       0     662
     2       4,305     1,986    28    2,014   2,137     28   2,165   2,291      28   2,319
     3       6,620     3,350    57    3,407   3,694     58   3,752   4,056      76   4,132
     4       9,051     4,682    84    4,767   5,296    102   5,399   5,967     154   6,121
     5      11,604     5,984   112    6,096   6,947    166   7,113   8,036     266   8,302
     6      14,284     7,254   147    7,401   8,644    250   8,894  10,273     417  10,690
     7      17,098     8,494   191    8,685  10,391    356  10,746  12,695     613  13,308
     8      20,053     9,705   251    9,956  12,187    493  12,680  15,315     871  16,186
     9      23,156    10,886   326   11,212  14,035    662  14,697  18,151   1,198  19,350
    10      26,413    12,037   416   12,453  15,934    868  16,801  21,218   1,607  22,826
    15      45,315    17,504 1,037   18,541  26,385  2,499  28,884  40,891   5,380  46,270
    20      69,438    22,070 1,878   23,948  37,910  5,381  43,291  69,226  13,883  83,110
  Age 65   100,226    25,346 2,780   28,126  49,861  9,691  59,552 108,880  30,573 139,453
    30     139,521    27,731 3,736   31,467  62,133 15,892  78,025 163,488  61,828 225,316
    35     189,672    29,282 4,725   34,007  74,287 24,354  98,641 237,100 117,438 354,538

--------
* Corresponding to modal premiums of: Semi-annual $1,021.60, Quarterly $520.90, Special Monthly $172.80
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE P50
   AGE 25 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $65,723
   ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Qualified

                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ----------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         735   65,723     0  65,723 65,925      0 65,925  69,335      0  69,335
    2       1,507   65,723     0  65,723 65,930      0 65,930  69,442      0  69,442
    3       2,317   65,723   175  65,898 66,029    192 66,221  71,304    211  71,515
    4       3,168   65,723   352  66,075 66,130    402 66,533  73,289    456  73,745
    5       4,061   65,723   527  66,250 66,234    625 66,859  75,389    735  76,124
    6       4,999   65,723   702  66,425 66,340    862 67,202  77,607  1,052  78,659
    7       5,984   65,723   876  66,599 66,448  1,114 67,562  79,948  1,407  81,356
    8       7,019   65,723 1,056  66,779 66,557  1,388 67,945  82,417  1,816  84,234
    9       8,105   65,723 1,240  66,963 66,669  1,684 68,352  85,021  2,282  87,302
   10       9,245   65,723 1,428  67,151 66,782  2,002 68,784  87,765  2,810  90,575
   15      15,860   65,723 2,434  68,157 67,358  4,007 71,365 103,443  6,732 110,175
   20      24,303   65,723 3,406  69,129 67,982  6,620 74,601 123,953 13,481 137,433
   25      35,079   65,723 4,135  69,858 68,677  9,555 78,232 151,610 23,919 175,529
   30      48,833   65,723 4,571  70,294 69,399 12,600 81,999 187,256 39,210 226,466
   35      66,385   65,723 4,740  70,463 70,147 15,688 85,835 233,343 61,314 294,657
  Age
   65      88,788   65,723 4,692  70,415 70,919 18,763 89,682 293,022 92,895 385,917
                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                         Cash Value           Cash Value            Cash Value
                    -------------------- -------------------- ----------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         735       13     0      13     14      0     14      15      0      15
    2       1,507      423     0     423    450      0    450     476      0     476
    3       2,317      834    29     863    908     32    941     985     35   1,021
    4       3,168    1,244    61   1,305  1,390     70  1,461   1,548     80   1,628
    5       4,061    1,652    95   1,747  1,896    113  2,009   2,168    133   2,301
    6       4,999    2,057   131   2,188  2,425    162  2,587   2,850    198   3,048
    7       5,984    2,459   170   2,629  2,978    217  3,195   3,600    275   3,874
    8       7,019    2,857   212   3,069  3,555    280  3,835   4,423    368   4,790
    9       8,105    3,250   258   3,508  4,156    352  4,508   5,324    479   5,804
   10       9,245    3,637   309   3,946  4,781    435  5,216   6,312    612   6,925
   15      15,860    5,592   631   6,223  8,416  1,043  9,459  12,984  1,759  14,743
   20      24,303    7,332 1,051   8,383 12,696  2,052 14,749  23,256  4,197  27,453
   25      35,079    8,636 1,509  10,145 17,409  3,503 20,912  38,608  8,808  47,416
   30      48,833    9,727 1,956  11,683 22,769  5,417 28,186  61,719 16,933  78,652
   35      66,385   10,569 2,351  12,920 28,660  7,817 36,477  95,776 30,686 126,461
  Age
   65      88,788   11,176 2,664  13,839 35,004 10,702 45,706 145,295 53,222 198,517

--------
*Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90, Special Monthly $61.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE P50
   AGE 40 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $62,945
   ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                              0%                   6%                   12%
                     -------------------- -------------------- ----------------------
                        Death Benefit        Death Benefit         Death Benefit
                     -------------------- -------------------- ----------------------
          Prms Accum
              at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year     5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----    ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
     1       1,260   62,945     0  62,945 63,138      0 63,138  66,404      0  66,404
     2       2,583   62,945     0  62,945 63,183      0 63,183  67,251      0  67,251
     3       3,972   62,945    98  63,043 63,273    119 63,392  68,979    140  69,119
     4       5,431   62,945   212  63,157 63,369    264 63,633  70,870    322  71,192
     5       6,962   62,945   338  63,283 63,467    435 63,901  72,875    547  73,422
     6       8,570   62,945   472  63,417 63,566    627 64,193  74,988    814  75,802
     7      10,259   62,945   605  63,550 63,667    829 64,496  77,207  1,114  78,321
     8      12,032   62,945   752  63,697 63,769  1,060 64,830  79,536  1,471  81,007
     9      13,893   62,945   903  63,848 63,873  1,311 65,184  81,981  1,879  83,860
    10      15,848   62,945 1,061  64,006 63,977  1,584 65,562  84,546  2,345  86,890
    15      27,189   62,945 1,911  64,856 64,509  3,297 67,806  99,150  5,778 104,928
    20      41,663   62,945 2,691  65,636 65,071  5,414 70,486 117,795 11,414 129,209
  Age 65    60,136   62,945 3,279  66,224 65,682  7,724 73,406 142,241 19,839 162,080
    30      83,713   62,945 3,713  66,658 66,304 10,211 76,516 173,058 32,226 205,284
    35     113,804   62,945 3,971  66,916 66,936 12,826 79,673 211,949 50,237 262,186
                              0%                   6%                   12%
                     -------------------- -------------------- ----------------------
                          Cash Value           Cash Value            Cash Value
                     -------------------- -------------------- ----------------------
          Prms Accum
              at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year     5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----    ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
     1       1,260      251     0     251    266      0    266     281      0     281
     2       2,583    1,026     0   1,026  1,101      0  1,101   1,177      0   1,177
     3       3,972    1,784    28   1,813  1,962     34  1,996   2,149     41   2,189
     4       5,431    2,525    63   2,588  2,848     79  2,927   3,200     97   3,296
     5       6,962    3,248   104   3,353  3,760    135  3,895   4,338    170   4,508
     6       8,570    3,954   151   4,105  4,699    201  4,900   5,568    262   5,830
     7      10,259    4,643   200   4,843  5,664    275  5,939   6,900    371   7,271
     8      12,032    5,316   257   5,573  6,657    364  7,021   8,341    507   8,848
     9      13,893    5,972   319   6,292  7,679    465  8,144   9,901    669  10,570
    10      15,848    6,612   388   7,000  8,729    581  9,310  11,588    863  12,451
    15      27,189    9,670   818  10,488 14,530  1,418 15,947  22,435  2,494  24,929
    20      41,663   12,227 1,335  13,562 20,933  2,698 23,631  38,068  5,711  43,780
  Age 65    60,136   14,029 1,862  15,892 27,533  4,405 31,938  59,900 11,365  71,265
    30      83,713   15,340 2,377  17,717 34,311  6,567 40,878  89,965 20,816 110,781
    35     113,804   16,191 2,821  19,013 41,023  9,154 50,177 130,493 36,012 166,505

--------
* Corresponding to modal premiums of Semi-annual $613.20, Quarterly $312.90, Special Monthly $104.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE P50
   AGE 25 YEARS MALE--SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $61,670
   ANNUAL PREMIUM $700.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ----------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         735   61,670     0  61,670 61,859      0 61,859  65,059      0  65,059
    2       1,507   61,670     0  61,670 61,865      0 61,865  65,160      0  65,160
    3       2,317   61,670   164  61,834 61,957    181 62,138  66,907    198  67,105
    4       3,168   61,670   331  62,001 62,052    378 62,430  68,769    428  69,198
    5       4,061   61,670   495  62,165 62,150    586 62,736  70,740    690  71,430
    6       4,999   61,670   659  62,329 62,249    809 63,058  72,821    987  73,808
    7       5,984   61.670   822  62,492 62,350  1,045 63,395  75,018  1,321  76,339
    8       7,019   61,670   991  62,661 62,453  1,303 63,755  77,335  1,705  79,039
    9       8,105   61,670 1,163  62,833 62,557  1,580 64,137  79,778  2,141  81,919
   10       9,245   61,670 1,339  63,009 62,664  1,879 64,543  82,352  2,637  84,989
   15      15,860   61,670 2,283  63,953 63,204  3,760 66,964  97,064  6,317 103,381
   20      24,303   61.670 3,195  64,865 63,789  6,211 70,001 116,309 12,650 128,959
   25      35,079   61,670 3,880  65,550 64,442  8,965 73,408 142,261 22,445 164,705
   30      48,833   61,670 4,289  65,959 65,119 11,823 76,942 175,708 36,793 212,501
   35      66,385   61,670 4,448  66,118 65,821 14,721 80,542 218,954 57,534 276,488
  Age
   65      88,788   61,670 4,402  66,072 66,546 17,606 84,152 274,952 87,168 362,121
                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                         Cash Value           Cash Value            Cash Value
                    -------------------- -------------------- ----------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         735       12     0      12     13      0     13      14      0      14
    2       1,507      397     0     397    422      0    422     446      0     446
    3       2,317      782    28     810    852     30    883     924     33     958
    4       3,168    1,167    58   1,224  1,305     66  1,370   1,452     75   1,527
    5       4,061    1,550    89   1,639  1,779    106  1,885   2,034    125   2,159
    6       4,999    1,930   123   2,053  2,276    152  2,428   2,675    186   2,860
    7       5,984    2,307   159   2,466  2,794    203  2,998   3,378    258   3,635
    8       7,019    2,681   199   2,880  3,336    263  3,599   4,150    345   4,495
    9       8,105    3,049   242   3,292  3,900    331  4,230   4,996    450   5,446
   10       9,245    3,413   290   3,702  4,486    408  4,894   5,923    575   6,498
   15      15,860    5,247   592   5,839  7,897    979  8,876  12,183  1,651  13,834
   20      24,303    6,880   986   7,866 11,913  1,926 13,839  21,822  3,939  25,760
   25      35,079    8,103 1,416   9,519 16,335  3,287 19,622  36,227  8,265  44,492
   30      48,833    9,127 1,836  10,963 21,365  5,083 26,448  57,913 15,889  73,802
   35      66,385    9,918 2,206  12,123 26,893  7,334 34,227  89,870 28,794 118,663
  Age
   65      88,788   10,487 2,499  12,986 32,846 10,042 42,888 136,335 49,941 186,276

--------
* Corresponding to modal premiums of: Semi-annual $357.95, Quarterly $182.90. Special Monthly $61.00.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE P50
   AGE 40 YEARS MALE--SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $57,644
   ANNUAL PREMIUM $1,200.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ----------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1       1,260   57,644     0  57,644 57,821      0 57,821  60,812      0  60,812
    2       2,583   57,644     0  57,644 57,862      0 57,862  61,587      0  61,587
    3       3,972   57,644    90  57,734 57,945    109 58,053  63,170    128  63,299
    4       5,431   57,644   194  57,838 58,032    242 58,274  64,902    295  65,197
    5       6,962   57,644   309  57,953 58,122    398 58,520  66,738    501  67,239
    6       8,570   57,644   432  58,076 58,213    574 58,787  68,672    746  69,418
    7      10,259   57,644   554  58,198 58,305    759 59,065  70,705  1,020  71,725
    8      12,032   57,644   688  58,332 58,399    971 59,370  72,838  1,347  74,185
    9      13,893   57,644   827  58,471 58,494  1,201 59,695  75,077  1,721  76,797
   10      15,848   57,644   972  58,616 58,589  1,451 60,040  77,425  2,148  79,573
   15      27,189   57,644 1,750  59,394 59,076  3,019 62,096  90,800  5,291  96,092
   20      41,663   57,644 2,464  60,108 59,591  4,959 64,550 107,875 10,453 118,327
  Age
   65      60,136   57,644 3,003  60,647 60,151  7,073 67,224 130,262 18,169 148,430
   30      83,712   57,644 3,400  61,044 60,720  9,351 70,072 158,484 29,512 187,996
   35     113,803   57,644 3,637  61,281 61,299 11,746 73,045 194,100 46,007 240,106
                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                         Cash Value           Cash Value            Cash Value
                    -------------------- -------------------- ----------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
   1        1,260      230     0     230    244      0    244     258      0     258
   2        2,583      940     0     940  1,008      0  1,008   1,078      0   1,078
   3        3,972    1,634    26   1,660  1,797     31  1,828   1,968     37   2,005
   4        5,431    2,312    58   2,370  2,608     72  2,681   2,930     88   3,019
   5        6,962    2,975    96   3,070  3,444    123  3,567   3,972    156   4,128
   6        8,570    3,621   138   3,759  4,303    184  4,487   5,099    240   5,339
   7       10,259    4,252   183   4,435  5,187    252  5,439   6,319    340   6,659
   8       12,032    4,868   235   5,103  6,097    333  6,430   7,639    464   8,103
   9       13,893    5,469   292   5,762  7,032    426  7,458   9,067    613   9,680
   10      15,848    6,055   355   6,410  7,994    532  8,526  10,612    790  11,402
   15      27,189    8,856   749   9,605 13,306  1,298 14,604  20,545  2,284  22,830
   20      41,663   11,197 1,222  12,420 19,170  2,471 21,641  34,862  5,230  40,093
  Age
   65      60,136   12,848 1,705  14,553 25,214  4,034 29,249  54,855 10,408  65,263
   30      83,712   14,048 2,177  16,225 31,421  6,014 37,435  82,389 19,063 101,451
   35     113,803   14,828 2,584  17,412 37,568  8,383 45,951 119,504 32,979 152,483

--------
* Corresponding to modal premiums of: Semi-Annual $613.20, Quarterly $312.90, Special Monthly $104.00
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE
   AGE 25 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $28,930
   ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ----------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         368   28,930     0  28,930 29,019     0  29,019  30,520      0  30,520
    2         753   28,930     0  28,930 29,021     0  29,021  30,567      0  30,567
    3       1,159   28,930    26  28,956 29,065    26  29,090  31,387     33  31,419
    4       1,584   28,930    49  28,979 29,109    61  29,171  32,260     81  32,341
    5       2,031   28,930    79  29,009 29,155   106  29,261  33,185    143  33,328
    6       2,500   28,930   114  29,044 29,202   160  29,361  34,161    222  34,383
    7       2,992   28,930   152  29,082 29,249   222  29,471  35,192    316  35,508
    8       3,509   28,930   199  29,129 29,297   296  29,593  36,279    432  36,711
    9       4,052   28,930   251  29,181 29,346   382  29,729  37,424    573  37,997
   10       4,622   28,930   310  29,240 29,396   482  29,878  38,632    739  39,371
   15       7,930   28,930 1,001  29,931 29,650 1,533  31,183  45,534  2,474  48,008
   20      12,152   28,930 1,741  30,671 29,924 3,006  32,931  54,562  5,636  60,198
   25      17,540   28,930 2,208  31,138 30,230 4,526  34,756  66,736 10,369  77,105
   30      24,416   28,930 2,440  31,370 30,548 6,022  36,570  82,426 17,198  99,625
   35      33,193   28,930 2,513  31,443 30,877 7,507  38,384 102,713 27,021 129,734
  Age
   65      44,394   28,930 2,479  31,409 31,217 8,977  40,194 128,983 41,035 170,018
                             0%                   6%                   12%
                    -------------------- -------------------- ----------------------
                         Cash Value           Cash Value            Cash Value
                    -------------------- -------------------- ----------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
    1         368        6     0       6      6     0       6       7      0       7
    2         753      186     0     186    198     0     198     209      0     209
    3       1,159      367     4     371    400     4     404     434      5     439
    4       1,584      547     9     556    612    11     623     681     14     695
    5       2,031      727    14     741    835    19     854     954     26     980
    6       2,500      905    21     927  1,068    30   1,098   1,255     42   1,296
    7       2,992    1,082    30   1,112  1,311    43   1,354   1,585     62   1,646
    8       3,509    1,257    40   1,297  1,565    60   1,625   1,947     88   2,034
    9       4,052    1,430    52   1,483  1,829    80   1,909   2,344    120   2,464
   10       4,622    1,601    67   1,668  2,105   105   2,209   2,779    161   2,940
   15       7,930    2,462   260   2,721  3,705   399   4,104   5,715    646   6,362
   20      12,152    3,227   538   3,765  5,589   932   6,521  10,237  1,755  11,991
   25      17,540    3,801   806   4,607  7,663 1,659   9,322  16,994  3,818  20,813
   30      24,416    4,282 1,044   5,326 10,022 2,589  12,612  27,167  7,427  34,595
   35      33,193    4,652 1,247   5,899 12,616 3,740  16,356  42,159 13,523  55,682
  Age
   65      44,394    4,919 1,407   6,327 15,408 5,120  20,528  63,956 23,510  87,466

--------
* Corresponding to modal premiums of: Semi-annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE
   AGE 40 YEARS MALE--NON-SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $28,661
   ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                             0%                   6%                   12%
                    -------------------- -------------------- ---------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ---------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base  Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy  Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------ ------ -------
    1         630   28,661     0  28,661 28,749     0  28,749 30,236      0  30,236
    2       1,291   28,661     0  28,661 28,752     0  28,752 30,284      0  30,284
    3       1,986   28,661    15  28,676 28,795    17  28,812 31,101     26  31,127
    4       2,715   28,661    35  28,696 28,839    50  28,889 31,965     72  32,037
    5       3,481   28,661    64  28,725 28,884    94  28,978 32,873    136  33,009
    6       4,285   28,661   102  28,763 28,929   152  29,082 33,825    221  34,046
    7       5,129   28,661   142  28,803 28,975   217  29,192 34,823    320  35,144
    8       6,016   28,661   190  28,851 29,021   296  29,317 35,870    445  36,315
    9       6,947   28,661   245  28,906 29,068   386  29,455 36,968    592  37,559
   10       7,924   28,661   305  28,966 29,116   489  29,604 38,119    765  38,884
   15      13,594   28,661 1,041  29,702 29,355 1,584  30,939 44,623  2,551  47,174
   20      20,831   28,661 1,800  30,461 29,610 3,043  32,652 52,948  5,621  58,569
  Age
   65      30,068   28,661 2,260  30,921 29,891 4,474  34,365 64,018  9,994  74,012
   30      41,856   28,661 2,512  31,173 30,177 5,897  36,074 77,947 16,251  94,198
   35      56,901   28,661 2,630  31,291 30,466 7,342  37,809 95,511 25,239 120,750
                             0%                   6%                   12%
                    -------------------- -------------------- ---------------------
                         Cash Value           Cash Value           Cash Value
                    -------------------- -------------------- ---------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base  Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy  Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------ ------ -------
    1         630       12     0      12     12     0      12     13      0      13
    2       1,291      371     0     371    394     0     394    417      0     417
    3       1,986      722     4     726    787     5     792    854      8     861
    4       2,715    1,065    11   1,076  1,191    15   1,206  1,327     22   1,348
    5       3,481    1,401    20   1,421  1,608    29   1,637  1,839     42   1,881
    6       4,285    1,728    32   1,761  2,037    49   2,085  2,392     71   2,463
    7       5,129    2,048    47   2,095  2,477    72   2,549  2,991    107   3,098
    8       6,016    2,360    65   2,425  2,931   102   3,032  3,639    153   3,792
    9       6,947    2,664    87   2,751  3,397   137   3,534  4,341    211   4,551
   10       7,924    2,961   112   3,073  3,877   179   4,056  5,099    282   5,380
   15      13,594    4,406   446   4,851  6,558   681   7,239 10,014  1,101  11,115
   20      20,831    5,618   893   6,511  9,525 1,516  11,041 17,112  2,812  19,924
  Age
   65      30,068    6,429 1,283   7,712 12,530 2,552  15,082 26,959  5,725  32,684
   30      41,856    7,018 1,608   8,626 15,616 3,792  19,408 40,521 10,497  51,018
   35      56,901    7,398 1,868   9,267 18,672 5,240  23,912 58,804 18,092  76,897

--------
* Corresponding to modal premiums of: Semi-Annual $306.90. Quarterly $156.90, Special Monthly $52.40.
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE
   AGE 25 YEARS MALE--SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $27,223
   ANNUAL PREMIUM $350.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                              0%                   6%                   12%
                     -------------------- -------------------- ----------------------
                        Death Benefit        Death Benefit         Death Benefit
                     -------------------- -------------------- ----------------------
          Prms Accum
              at      Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year     5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----    ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
     1         368   27,223     0  27,223 27,307     0  27,307  28,719      0  28,719
     2         753   27,223     0  27,223 27,309     0  27,309  28,764      0  28,764
     3       1,159   27,223    24  27,247 27,350    24  27,374  29,535     31  29,565
     4       1,584   27,223    47  27,270 27,392    58  27,450  30,357     76  30,433
     5       2,031   27,223    74  27,297 27,435   100  27,534  31,227    135  31,361
     6       2,500   27,223   107  27,330 27,479   150  27,629  32,146    209  32,354
     7       2,992   27,223   143  27,366 27,523   208  27,732  33,115    297  33,413
     8       3,509   27,223   187  27,410 27,569   278  27,847  34,138    407  34,545
     9       4,052   27,223   236  27,459 27,615   360  27,975  35,216    539  35,755
    10       4,622   27,223   291  27,514 27,662   453  28,115  36,353    696  37,048
    15       7,930   27,223   942  28,165 27,900 1,443  29,343  42,847  2,328  45,175
    20      12,152   27,223 1,638  28,861 28,159 2,829  30,987  51,342  5,303  56,646
    25      17,540   27,223 2,077  29,300 28,447 4,258  32,705  62,798  9,757  72,555
    30      24,416   27,223 2,296  29,519 28,746 5,667  34,412  77,563 16,183  93,746
    35      33,193   27,223 2,365  29,588 29,055 7,064  36,119  96,653 25,426 122,079
  Age 65    44,394   27,223 2,332  29,555 29,375 8,447  37,822 121,372 38,613 159,985
                              0%                   6%                   12%
                     -------------------- -------------------- ----------------------
                          Cash Value           Cash Value            Cash Value
                     -------------------- -------------------- ----------------------
          Base Prem
           Accum at   Base  Var Pu         Base  Var Pu         Base   Var Pu
  Year     5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy   Adds   Total
  ----    ---------- ------ ------ ------ ------ ------ ------ ------- ------ -------
     1         368        5     0       5      6     0       6       6      0       6
     2         753      175     0     175    186     0     186     197      0     197
     3       1,159      345     4     349    376     4     380     408      5     413
     4       1,584      515     8     523    576    10     586     641     13     654
     5       2,031      684    13     697    785    18     803     898     24     922
     6       2,500      852    20     872  1,005    28   1,033   1,181     39   1,220
     7       2,992    1,018    28   1,046  1,234    41   1,274   1,491     58   1,549
     8       3,509    1,183    38   1,221  1,473    56   1,529   1,832     82   1,914
     9       4,052    1,346    49   1,395  1,721    75   1,797   2,205    113   2,319
    10       4,622    1,506    63   1,570  1,980    98   2,079   2,615    152   2,766
    15       7,930    2,316   244   2,561  3,486   375   3,861   5,378    608   5,986
    20      12,152    3,037   506   3,543  5,259   877   6,136   9,633  1,651  11,284
    25      17,540    3,577   758   4,335  7,211 1,561   8,772  15,992  3,593  19,585
    30      24,416    4,029   983   5,012  9,431 2,436  11,867  25,564  6,989  32,553
    35      33,193    4,378 1,173   5,551 11,871 3,519  15,391  39,671 12,725  52,396
  Age 65    44,394    4,629 1,324   5,953 14,499 4,818  19,317  60,182 22,122  82,305

--------
* Corresponding to modal premiums of: Semi-Annual $179.28, Quarterly $91.90, Special Monthly $30.90
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN:VARIABLE WHOLE LIFE
   AGE 40 YEARS MALE--SMOKER
   INITIAL SUM INSURED (GUARANTEED MINIMUM DEATH BENEFIT) $26,354
   ANNUAL PREMIUM $600.00* (PRMS ACCUM MEANS PREMIUMS ACCUMULATED)

Dividends Purchasing Variable Paid-Up Additions (Var Pu Adds) Dividends are Not Guaranteed

                             0%                   6%                   12%
                    -------------------- -------------------- ---------------------
                       Death Benefit        Death Benefit         Death Benefit
                    -------------------- -------------------- ---------------------
         Prms Accum
             at      Base  Var Pu         Base  Var Pu         Base  Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy  Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------ ------ -------
    1         630   26,354     0  26,354 26,435     0  26,435 27,802      0  27,802
    2       1,292   26,354     0  26,354 26,437     0  26,437 27,846      0  27,846
    3       1,986   26,354    14  26,368 26,477    16  26,493 28,598     24  28,621
    4       2,715   26,354    32  26,386 26,518    46  26,563 29,392     66  29,458
    5       3,481   26,354    59  26,413 26,559    87  26,646 30,227    125  30,352
    6       4,285   26,354    93  26,447 26,601   140  26,741 31,102    203  31,306
    7       5,129   26,354   130  26,484 26,643   199  26,842 32,020    294  32,315
    8       6,016   26,354   175  26,529 26,685   272  26,958 32,983    409  33,392
    9       6,947   26,354   225  26,579 26,729   355  27,084 33,992    544  34,536
   10       7,924   26,354   281  26,635 26,772   449  27,222 35,050    704  35,754
   15      13,594   26,354   957  27,311 26,992 1,456  28,449 41,031  2,346  43,377
   20      20,832   26,354 1,655  28,009 27,226 2,798  30,024 48,686  5,168  53,854
  Age
   65      30,068   26,354 2,078  28,432 27,485 4,114  31,599 58,865  9,190  68,055
   30      41,856   26,354 2,310  28,664 27,748 5,423  33,170 71,673 14,943  86,616
   35      56,902   26,354 2,418  28,772 28,014 6,751  34,765 87,823 23,207 111,030
                             0%                   6%                   12%
                    -------------------- -------------------- ---------------------
                         Cash Value           Cash Value           Cash Value
                    -------------------- -------------------- ---------------------
         Base Prem
          Accum at   Base  Var Pu         Base  Var Pu         Base  Var Pu
  Year    5%/Annum  Policy  Adds  Total  Policy  Adds  Total  Policy  Adds   Total
  ----   ---------- ------ ------ ------ ------ ------ ------ ------ ------ -------
    1         630       11     0      11     11     0      11     12      0      12
    2       1,292      341     0     341    362     0     362    383      0     383
    3       1,986      664     4     668    723     5     728    785      7     792
    4       2,715      980    10     989  1,095    14   1,109  1,220     20   1,240
    5       3,481    1,288    18   1,306  1,479    27   1,506  1,691     39   1,729
    6       4,285    1,589    30   1,619  1,873    45   1,918  2,200     65   2,265
    7       5,129    1,883    43   1,926  2,278    66   2,344  2,750     98   2,848
    8       6,016    2,170    60   2,230  2,695    93   2,788  3,346    141   3,487
    9       6,947    2,450    80   2,530  3,124   126   3,250  3,991    194   4,185
   10       7,924    2,723   103   2,825  3,565   165   3,729  4,688    259   4,947
   15      13,594    4,051   410   4,461  6,030   626   6,656  9,208  1,012  10,221
   20      20,832    5,166   821   5,987  8,759 1,394  10,153 15,734  2,586  18,320
  Age
   65      30,068    5,912 1,180   7,092 11,522 2,346  13,868 24,789  5,264  30,053
   30      41,856    6,453 1,479   7,932 14,359 3,487  17,846 37,260  9,652  46,912
   35      56,902    6,803 1,718   8,521 17,169 4,818  21,987 54,071 16,636  70,707

--------
* Corresponding to Modal Premiums of: Semi-annual $306.90, Quarterly $156.90, Special Monthly $52.40
  DIVIDENDS ILLUSTRATED ARE BASED ON CURRENT SCALES AND EXPERIENCE AND ARE NOT GUARANTEED. IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED REPRESENTATIVE OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY AN OWNER. THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT NEVERTHELESS FLUCTUATED ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                    PART II

                          UNDERTAKING TO FILE REPORTS

     Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                       REPRESENTATION OF REASONABLENESS

     John Hancock Mutual Life Insurance Company represents that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the service rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                     UNDERTAKING REGARDING INDEMNIFICATION

     Pursuant to Article 9 of John Hancock's Bylaws and Section 67 of the Massachusetts Business Corporation Law, John Hancock indemnifies each director, former director, officer, and former officer, and his heirs and legal representatives from liability incurred or imposed in connection with any legal action in which he may be involved by reason of any alleged act or omission as an officer or a director of John Hancock.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                      CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following Papers and Documents:

     The facing sheet.

     Cross-Reference Table

     The annual premium prospectus consisting of 75 pages

     The undertaking to file reports.

     The undertaking regarding indemnification.

     The signatures.

     The following exhibits:

1.A.  (1)  John Hancock Board Resolution establishing the separate account, included in the initial registration statement of this Account, filed June 4, 1993.

      (2)  Not Applicable

      (3) (a) Form of Distribution Agreement by and among John Hancock Distributors, Inc., John Hancock Mutual Life Insurance Company, and John Hancock Variable Life Insurance Company, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

           (b) Specimen Variable Contracts Selling Agreement between John Hancock Distributors, Inc., and selling broker-dealers, incorporated by reference from Pre-Effective Amendment No. 2 to Form S-6 Registration Statement of John Hancock Variable Life Account S (File No. 333-15075) filed April 18, 1997.

           (c) Schedule of sales commissions included in "Distribution of Policies" in the prospectuses forming part of this Registration Statement.

      (4)  Not Applicable

      (5) (a) Form of annual premium policy, included in the initial registration statement of this Account, filed June 4, 1993.

           (b) Form of single premium policy, included in the initial registration statement of this Account, filed June 4, 1993.

      (6) Charter and By-Laws of John Hancock Mutual Life Insurance Company previously filed electronically on April 12, 1996.

      (7)  Not Applicable

      (8)  Not Applicable

      (9)  Not Applicable

     (10) Form of application for Policies, included in the initial registration statement of this Account, filed June 4, 1993.

2.  Included as exhibit 1.A(5) above

3. Opinion and consent of counsel as to securities being registered, included in the initial registration statement of this Account, filed June 4, 1993

4.  Not Applicable

5.  Not Applicable

6. (a) and (b) Opinions and consents of actuary, included in the initial registration statement of this Account, filed June 4, 1993.

7.  Consent of independent auditors

8. Memorandum describing John Hancock's issuance, transfer and redemption procedures (which are the same as those of its affiliate John Hancock Variable Life Insurance Company) for Policies pursuant to Rule 6e-2(b)(12)(ii) and method of computing adjustments in payments and cash values of Policies upon conversion to fixed benefit policies pursuant to Rule 6e-2(b)(13)(v)(B) previously filed electronically on April 12, 1996.

9. Power of attorney of Robert J. Tarr, Jr. Powers of attorney for Bodman, Gifford, Boyan, Morton, Magee, Connors, Brown, Phillips, Booth, Vappi, Bromery, Staley, D'Alessandro, Fast, Aborn, Bok, Feldstein, Fish, Syron and Hawley previously filed electronically on April 12, 1996.

10. Opinion of counsel as to eligibility of this Post-Effective Amendment for filing pursuant to Rule 485(b).

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the John Hancock Mutual Life Insurance Company has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunder duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 22nd day of April, 1997.


                                             JOHN HANCOCK MUTUAL LIFE
                                             INSURANCE COMPANY

[SEAL APPEARS HERE]
                                        By    William L. Boyan
                                              ----------------
                                                    William L. Boyan
                                                      President




Attest:     Ronald J. Bocage
            ----------------------
               Ronald J. Bocage
                 Vice President and
                 Counsel

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with John Hancock Mutual Life Insurance Company and on the dates indicated.


SIGNATURES                         TITLE                         DATE
----------                         -----                         ----


                           Executive Vice President
                           and Chief Financial Officer
                           (Principal Financial Officer)

/s/ THOMAS E. MOLONEY
---------------------
    Thomas E. Moloney                                        April 22, 1997




/s/ JANET A. PENDLETON     Vice President/Controller
----------------------     (Principal
    Janet A. Pendleton     Accounting Officer)               April 22, 1997






                           Chairman of the Board and
                           Chief Executive Officer
/s/STEPHEN L. BROWN        (Principal Executive Officer)
---------------------
Stephen L. Brown
for himself and as
Attorney-in-Fact                                             April 22, 1997






FOR: Foster L. Aborn          Vice Chairman of the Board
     William L. Boyan         President, Chief Operating Officer & Director
     David F. D'Alessandro    Senior Executive Vice President & Director


      Nelson S. Gifford      Director        E. James Morton        Director
      John F. Magee          Director        Thomas L. Phillips     Director
      John M. Connors        Director        Joan T. Bok            Director
      Robert J. Tarr, Jr.    Director        Robert E. Fast         Director
      C. Vincent Vappi       Director        Samuel W. Bodman       Director
      Randolph W. Bromery    Director        Lawrence K. Fish       Director
      I. MacAllister Booth   Director        Kathleen F. Feldstein  Director
      Michael C. Hawley      Director

       Pursuant to the requirements of the Securities Act of 1933, the Registrant, John Hancock Mutual Variable Life Insurance Account UV, certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto fixed and attested, all in the City of Boston and Commonwealth of Massachusetts on the 22nd day of April, 1997.




            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV
                                 (Registrant)

                 By John Hancock Mutual Life Insurance Company
                                  (Depositor)




[SEAL APPEARS HERE]




                                                 By       William L. Boyan
                                                          ----------------
                                                             William L. Boyan
                                                              President



Attest:     Ronald J. Bocage
            ----------------------
               Ronald J. Bocage
                Vice President and
                Counsel